Exhibit 99.1

                                  $760,084,000
                                  (Approximate)
                                 GSAMP 2004-FM1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates (1)
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Approximate
                 Initial        Certificate                                  Initial      Average       Principal
                Principal           Type         Primary      Credit       Pass-Through   Life           Payment        S&P/Moody's
Certificates   Balance (2)                   Collateral Group  Support       Rate (3)      (yrs)(4)    Window (5)         Ratings
------------------------------------------------------------------------------------------------------------------------------------
 A-1           377,973,000           Sr          Group I        20.50%      LIBOR +[%]       2.32     02/04 - 03/11       AAA/Aaa
 A-2           240,202,000           Sr          Group II       20.50%      LIBOR +[%]       2.41     02/04 - 03/11       AAA/Aaa
 M-1            50,543,000          Mez       Group I and II    14.00%      LIBOR +[%]       4.93     06/07 - 03/11       AA/Aa2
 M-2            42,767,000          Mez       Group I and II    8.50%       LIBOR +[%]       4.86     04/07 - 03/11        A/A2
 M-3            13,608,000          Mez       Group I and II    6.75%       LIBOR +[%]       4.82     03/07 - 03/11        A-/A3
 B-1            11,663,000          Sub       Group I and II    5.25%       LIBOR +[%]       4.81     03/07 - 03/11      BBB+/Baa1
 B-2            11,664,000          Sub       Group I and II    3.75%       LIBOR +[%]       4.81     02/07 - 03/11      BBB/Baa2
 B-3            11,664,000          Sub       Group I and II    2.25%       LIBOR +[%]       4.79     02/07 - 03/11       BBB-/NR
 Total        $760,084,000(4)
------------------------------------------------------------------------------------------------------------------------------------

      (1) The principal balance of the Offered Certificates are calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

      (2) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

      (3) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

      (4)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

      (5) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in November 2033.

Selected Mortgage Pool Data (6)
-------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Group I                             Group II
                                          ----------------- ------------------ ----------------- ------------------
                                          Adjustable Rate      Fixed Rate      Adjustable Rate      Fixed Rate        Aggregate
                                          ----------------- ------------------ ----------------- ------------------ ---------------
Scheduled Principal Balance:                  $356,977,682       $118,460,932      $186,518,097       $115,623,063    $777,579,775
Number of Mortgage Loans:                            1,977                847               719              1,232           4,775
Avg. Scheduled Principal Balance:                 $180,565           $139,859          $259,413            $93,850        $162,844
Wtd. Avg. Gross Coupon:                             7.040%             7.550%            7.152%             7.869%          7.268%
Wtd. Avg. Net Coupon(7):                            6.530%             7.040%            6.642%             7.359%          6.758%
Wtd. Avg. Original FICO Score:                         631                646               628                658             637
Wtd. Avg. Original Combined LTV Ratio(8):           85.40%             84.80%            82.96%             83.66%          84.47%
Wtd. Avg. First Lien LTV Ratio:                     85.40%             83.60%            82.96%             78.07%          83.67%
Wtd. Avg. Std. Remaining Term (Mo.):                   357                339               357                315             348
Wtd. Avg. Seasoning (Mo.):                               3                  3                 3                  3               3
Wtd. Avg. Months to Roll(9):                            22                N/A                22                N/A              22
Wtd. Avg. Gross Margin(9):                           6.89%                N/A             6.88%                N/A           6.89%
Wtd. Avg. Initial Rate Cap(9):                       3.00%                N/A             3.00%                N/A           3.00%
Wtd. Avg. Periodic Rate Cap(9):                      1.50%                N/A             1.50%                N/A           1.50%
Wtd. Avg. Gross Max.  Lifetime Rate(9):             14.04%                N/A            14.15%                N/A          14.08%
----------------------------------------- ----------------- ------------------ ----------------- ------------------ ---------------

      (6) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

      (8) Calculated using LTV with respect to 1st lien loans and Combined LTV with respect to 2nd lien loans.

      (9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

      o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by Fremont Investment & Loan ("Fremont").

      o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.25% and excess spread.

      o     The Mortgage Loans will be serviced by HomEq Servicing Corporation.

      o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

      o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

      o The transaction will be modeled on INTEX as "GSA04FM1" and on Bloomberg as "GSAMP 04 FM1".

      o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:              January 28, 2004

Statistical Calculation Date:       December 1, 2003

Cut-off Date:                       January 1, 2004

Expected Pricing Date:              On or before January 16, 2004

First Distribution Date:            February 25, 2004

Key Terms
---------

Offered Certificates:               Class A-1, A-2, M-1, M-2, M-3, B-1, B-2, B-3
                                    Certificates

Class A Certificates:               Class A-1 and A-2 Certificates

Class M Certificates:               Class M-1, M-2 and M-3 Certificates

Class B Certificates:               Class B-1, B-2 and B-3 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman, Sachs & Co.

Servicer:                           HomEq Servicing Corporation. Fremont will
                                    act as interim servicer. Fremont will
                                    transfer servicing to the Servicer for a portion of the Mortgage Loans in February
                                    2004 and will transfer servicing for the remainder of the Mortgage Loans in March
                                    2004.

Trustee:                            Wells Fargo Bank Minnesota, National
                                    Association

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   1 bp

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last Business
                                    Day of the accrual period

Delay Days:                         0 day delay on all Offered Certificates

Day Count:                          Actual/360 basis


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Prepayment Period:                  The calendar month preceding the month in
                                    which the Distribution Date occurs in the case of the Mortgage Loans interim serviced by Fremont, or the period from the 16th day of the month preceding the month in which that Distribution Date occurs through the 15th day of the month in which that Distribution Date occurs, in the case of the mortgage loans serviced by the Servicer.

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment
Assumptions:                        Adjustable rate mortgage loans:  28% CPR
                                    Fixed rate mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter

Mortgage Loans:                     The trust will consist of two groups of
                                    subprime, fixed and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $475,438,615 of Mortgage Loans
                                    with original principal balances that
                                    conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie
                                    Mae and Freddie Mac

Group II Mortgage Loans:            Approximately $302,141,160 of Mortgage Loans
                                    with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC(1):                                                           7.268%

                                    Less Fees & Expenses(2):                                                        0.510%

                                    Net WAC:                                                                        6.758%

                                    Less Initial Offered Certificate Coupon (Approx.) (3)                           1.651%
                                   ----------------------------------------------------------------------- -----------------------
                                                                                                                    5.107%

                                   Initial Excess Spread:

                                          (1)  This amount will vary on each
                                               distribution date based on
                                               changes to the weighted average
                                               interest rate on the Mortgage
                                               Loans a well as any changes in
                                               day count.

                                          (2)  Includes the servicing fee and
                                               trustee fees.

                                          (3)  Assumes 1-month LIBOR equal to
                                               1.12% initial marketing spreads
                                               and a 30-day month. This amount
                                               will vary on each distribution
                                               date based on changes to the
                                               weighted average Pass-Through
                                               Rates on the Offered Certificates
                                               as well as any changes in day
                                               count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer will be obligated to pay
                                    compensating interest equal to the lesser of
                                    (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans from the 16th day of the month preceding the month in which the related Distribution Date occurs through the last day of such month (net of any interest received on any Mortgage Loans ("Prepayment
                                    Interest Excess") that prepay from the 1st day of the month in which the related
                                    Distribution date occurs through the 15th day of that month) and (B) the aggregate
                                    Servicing Fee received by the Servicer for that Distribution Date. For the Mortgage
                                    Loans interim serviced by Fremont for a full calendar month, Fremont will be obligated to pay compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on those
                                    Mortgage Loans during the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    month preceding the month in which the
                                    related Distribution Date occurs and (B) the aggregate servicing fee received by Fremont for that Distribution Date. However, during the months of February and March 2004, during which servicing of certain of the Mortgage Loans is expected to be transferred by Fremont to the Servicer, prepayments on these Mortgage Loans that occur from the 1st day of the month of the servicing transfer to the 15th day of the month will be passed through during the following month and any related prepayment interest shortfalls to the extent not covered by Prepayment Interest Excess resulting from principal prepayments in the month in which the applicable Distribution Date occurs, will not be covered by any compensating interest payments by either the Servicer or Fremont.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Standard & Poor's Ratings Group will rate
                                    all the Offered Certificates and Moody's
                                    Investors Service, Inc. will rate all the Offered Certificates other than the Class
                                    B-3 Certificates.

Minimum Denomination:               $25,000 with regard to Class A Certificates,
                                    and $250,000 with regard to the Class M and B Certificates.

Legal Investment:                   It is anticipated that no Offered
                                    Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the optional clean up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940, as amended (or any similar state statute) allocated to such class. Any reductions in the Pass Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.25% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 41.00%.

-------------------------------------------- --------------------------------------------- -----------------------------------------
                   Class                           Initial Subordination Percentage               Step-Down Date Percentage
-------------------------------------------- --------------------------------------------- -----------------------------------------
                     A                                          20.50%                                      41.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-1                                         14.00%                                      28.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-2                                         8.50%                                       17.00%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    M-3                                         6.75%                                       13.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-1                                         5.25%                                       10.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-2                                         3.75%                                       7.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------
                    B-3                                         2.25%                                       4.50%
-------------------------------------------- --------------------------------------------- -----------------------------------------




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 43.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------- ---------------------------------------------------------------------------------------
             Distribution Date                                        Cumulative Realized Loss Percentage:

-------------------------------------------- ---------------------------------------------------------------------------------------
       February 2007 - January 2008              3.250% for the first month, plus an additional 1/12th of 2.000% for each month thereafter (e.g., approximately 3.417% in March 2007)
-------------------------------------------- ---------------------------------------------------------------------------------------
       February 2008 - January 2009              5.250% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 5.375% in March 2008)
-------------------------------------------- ---------------------------------------------------------------------------------------
       February 2009 - January 2010              6.750% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 6.833% in March 2009)
-------------------------------------------- ---------------------------------------------------------------------------------------
       February 2010 and thereafter                                                  7.750%
-------------------------------------------- ---------------------------------------------------------------------------------------

Step-Up Coupons. For all Certificates the coupon will increase after the Optional Clean-up Call date is first exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate (calculated on an actual/360 day basis).



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing fees and other fees (calculated on an actual/360 day count basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I or WAC Cap).

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3, B-1, B-2 and B-3 Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap).

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates,

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans to the Class A-2 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2 Certificates from prior Distribution Dates,

      (ii) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:


(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(b) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero,

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(d) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(e) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(f) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero,

(g) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero, and

(h) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance of such Class has been reduced to zero.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between (i) the Class A-1 Certificates and (ii) the Class A-2 Certificates based on the Class A Principal Allocation Percentage for each such Class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the other Class A Certificates remaining outstanding until the Certificate Principal Balance of such Class have been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M-1, M-2, M-3, B-1, B-2 and B-3 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

     (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

    (iii) to the Class M-3 Certificates, their unpaid interest shortfall amount,

     (iv) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-2 Certificates, their unpaid interest shortfall amount,

     (vi) to the Class B-3 Certificates, their unpaid interest shortfall amount,



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

    (vii) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates,

   (viii) sequentially, to Class M-1, M-2, M-3, B-1, B-2, B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-3 Certificates, fourth to the Class B-2 Certificates, fifth to the Class B-1 Certificates, sixth to the Class M-3 Certificates, seventh to the Class M-2 Certificates, and eighth to the Class M-1 Certificates. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its Certificate Principal Balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to the Class A-1 Certificates and A-2 Certificates.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Accrued Certificate Interest. For each class of Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 or any similar state statutes.

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount. On any Distribution Date, the sum of


      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related Prepayment Period,

    (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fee and trustee fee) (exclusive of any Prepayment Interest Excesses) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type
-------------------------------------------------

                                                 0-12           13-24         25-36          37-48          49-60
       Product                 No Penalty       Months          Months        Months         Months         Months          Total
-----------------------       ------------   ------------   ------------   ------------   ------------   ------------   ------------
2/28 ARM                      $ 46,373,266   $ 47,266,792   $398,148,577   $  6,394,836              0              0   $498,183,471
2/28 IO                          1,030,500        444,000     16,402,371        164,825              0              0     18,041,696
3/27 ARM                         1,189,690      1,532,457      2,664,380     18,356,037              0              0     23,742,565
3/27 IO                                  0              0        507,049      3,020,998              0              0      3,528,047
Fixed Balloon                      265,706        375,884              0              0              0              0        641,590
Fixed Rate                      17,128,166     12,492,056     75,173,633    128,523,232        125,319              0    233,442,405
-----------------------       ------------   ------------   ------------   ------------   ------------   ------------   ------------
TOTAL                         $ 65,987,328   $ 62,111,189   $492,896,010   $156,459,928   $    125,319   $          0   $777,579,775
=======================       ============   ============   ============   ============   ============   ============   ============


                            No       0-12    13-24     25-36     37-48    49-60
 Product                 Penalty    Months   Months    Months    Months   Months
--------------------      ------    ------   -------   --------  -------  ------
2/28 ARM                   9.31      9.49     79.92      1.28     0.00     0.00
2/28 IO                    5.71      2.46     90.91      0.91     0.00     0.00
3/27 ARM                   5.01      6.45     11.22     77.31     0.00     0.00
3/27 IO                    0.00      0.00     14.37     85.63     0.00     0.00
Fixed Balloon             41.41     58.59      0.00      0.00     0.00     0.00
Fixed Rate                 7.34      5.35     32.20     55.06     0.05     0.00
--------------------      ------    ------   -------   --------  -------  ------
TOTAL                      8.49%     7.99%    63.39%    20.12%    0.02%    0.00%
====================      ======    ======   =======   ========  =======  ======



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o 1-month and 6-month Forward LIBOR curves (as of close on January 5, 2004) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond
o     Certificates are priced at par


-----------------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss            LIBOR Flat                      0% Return
-----------------------------------------------------------------------------------------------------------------------------------
 Class M-1      CDR (%)                                           29.56                       30.05                          31.64
                Yield (%)                                        3.8614                      3.1919                         0.0162
                WAL                                                3.74                        3.66                           3.54
                Modified Duration                                  3.52                        3.46                           3.43
                Principal Window                          10/07 - 10/07               09/07 - 09/07                  08/07 - 08/07
                Principal Writedown                   33,182.33 (0.07%)        1,283,037.45 (2.54%)          6,869,173.83 (13.59%)
                Total Collat Loss               165,127,073.40 (21.24%)     166,665,313.20 (21.43%)        171,512,254.92 (22.06%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class M-2      CDR (%)                                           19.13                       19.81                          21.15
                Yield (%)                                        5.0626                      3.5346                         0.0309
                WAL                                                4.58                        4.47                            4.2
                Modified Duration                                  4.12                        4.07                           3.99
                Principal Window                          08/08 - 08/08               07/08 - 07/08                  05/08 - 05/08
                Principal Writedown                   18,788.41 (0.04%)        3,122,200.03 (7.30%)          8,985,793.42 (21.01%)
                Total Collat Loss               126,277,519.62 (16.24%)     129,230,795.70 (16.62%)        134,853,795.51 (17.34%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class M-3      CDR (%)                                           16.42                       16.63                          17.09
                Yield (%)                                        5.2975                      3.6730                         0.0143
                WAL                                                4.83                        4.82                           4.66
                Modified Duration                                  4.29                        4.31                           4.29
                Principal Window                          11/08 - 11/08               11/08 - 11/08                  10/08 - 10/08
                Principal Writedown                   47,749.35 (0.35%)        1,220,284.59 (8.97%)          3,428,004.57 (25.19%)
                Total Collat Loss               113,780,894.87 (14.63%)     114,793,281.05 (14.76%)        116,984,074.87 (15.04%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class B-1      CDR (%)                                           14.24                       14.49                          14.83
                Yield (%)                                        5.6099                      3.7093                         0.0751
                WAL                                                5.08                        4.98                           4.88
                Modified Duration                                  4.46                        4.42                           4.46
                Principal Window                          02/09 - 02/09               01/09 - 01/09                  01/09 - 01/09
                Principal Writedown                   22,368.67 (0.19%)       1,224,645.95 (10.50%)          3,214,053.67 (27.56%)
                Total Collat Loss               102,792,850.29 (13.22%)     104,099,100.63 (13.39%)        105,855,825.01 (13.61%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class B-2      CDR (%)                                           12.24                       12.48                          12.82
                Yield (%)                                        5.9846                      3.7766                         0.0180
                WAL                                                5.24                        5.21                           5.07
                Modified Duration                                  4.54                        4.56                           4.59
                Principal Window                          04/09 - 04/09               04/09 - 04/09                  04/09 - 04/09
                Principal Writedown                    5,276.07 (0.05%)       1,491,528.04 (12.79%)          3,584,110.76 (30.73%)
                Total Collat Loss                91,875,958.85 (11.82%)      93,231,583.89 (11.99%)         95,130,161.13 (12.23%)
-----------------------------------------------------------------------------------------------------------------------------------
 Class B-3      CDR (%)                                           10.49                       10.85                          11.11
                Yield (%)                                        7.7589                      3.7451                         0.0463
                WAL                                                5.49                        5.28                           5.07
                Modified Duration                                  4.47                        4.44                           4.46
                Principal Window                          07/09 - 07/09               06/09 - 06/09                  06/09 - 06/09
                Principal Writedown                   69,533.33 (0.60%)       2,745,485.49 (23.54%)          4,638,016.33 (39.76%)
                Total Collat Loss                81,585,752.04 (10.49%)      83,762,822.17 (10.77%)         85,315,296.65 (10.97%)
-----------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I Cap, Loan Group II Cap and WAC Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


                     Group I       Group II        WAC
  Distribution      Loan Cap       Loan Cap        Cap
      Date             (%)           (%)           (%)
----------------  -----------    ----------    ----------
          Feb-04       6.6571        6.9165        6.7579
          Mar-04       6.8885        7.1580        6.9934
          Apr-04       6.2442        6.4895        6.3398
          May-04       6.8918        7.1634        6.9977
          Jun-04       6.4485        6.7034        6.5481
          Jul-04       6.4497        6.7054        6.5497
          Aug-04       6.6659        6.9307        6.7695
          Sep-04       6.0608        6.3021        6.1553
          Oct-04       7.1440        7.4289        7.2557
          Nov-04       6.2517        6.5013        6.3496
          Dec-04       6.4540        6.7118        6.5552
          Jan-05       6.8995        7.1752        7.0078
          Feb-05       6.4547        6.7126        6.5560
          Mar-05       7.1466        7.4321        7.2587
          Apr-05       6.4552        6.7131        6.5566
          May-05       6.6707        6.9372        6.7754
          Jun-05       6.0645        6.3067        6.1598
          Jul-05       7.1478        7.4332        7.2601
          Aug-05       6.4564        6.7141        6.5578
          Sep-05       6.2647        6.5112        6.3617
          Oct-05       8.9921        8.8633        8.9414
          Nov-05       8.4527        8.2940        8.3902
          Dec-05       8.1872        8.0333        8.1266
          Jan-06       9.0327        8.8627        8.9657
          Feb-06       7.9366        7.7869        7.8776
          Mar-06       9.3579        9.1795        9.2876
          Apr-06      10.0683        9.6949        9.9212
          May-06       9.7522        9.3714        9.6021
          Jun-06       9.1407        8.7835        8.9999
          Jul-06      10.0841        9.6897        9.9286
          Aug-06       9.4315        9.0692        9.2886
          Sep-06       9.4376        9.0709        9.2930
          Oct-06      10.8319       10.2455       10.6006
          Nov-06       9.8680        9.3343        9.6575
          Dec-06      11.2261       10.6185       10.9864
          Jan-07      10.8490       10.2613       10.6171
          Feb-07      10.1682        9.6203        9.9520
          Mar-07      11.6231       10.9940       11.3748
          Apr-07      11.5491       10.8252       11.2633
          May-07      11.5622       10.8345       11.2748
          Jun-07      11.1859       10.4813       10.9077
          Jul-07      11.5554       10.8270       11.2677
          Aug-07      10.5019        9.8426       10.2415
          Sep-07      11.9486       11.1967       11.6515
          Oct-07      11.5895       10.8561       11.2997
          Nov-07      10.8640       10.1849       10.5956
          Dec-07      11.5849       10.8601       11.2984
          Jan-08      11.5815       10.8563       11.2949
          Feb-08      11.2046       10.5048       10.9280
          Mar-08      11.9749       11.2256       11.6787
          Apr-08      11.2264       10.5211       10.9475
          May-08      10.8737       10.1959       10.6057
          Jun-08      11.9950       11.2468       11.6991
          Jul-08      11.5918       10.8681       11.3055
          Aug-08      11.2146       10.5139       10.9374
          Sep-08      11.2113       10.5103       10.9339
          Oct-08      10.8577       10.1783       10.5889
          Nov-08      11.9774       11.2274       11.6806
          Dec-08      11.2014       10.4994       10.9236
          Jan-09      11.1981       10.4958       10.9201
          Feb-09      11.5680       10.8419       11.2806
          Mar-09      12.3907       11.6124       12.0826
          Apr-09      10.5102        9.8495       10.2487
          May-09      11.9564       11.2043       11.6586
          Jun-09      11.5545       10.8271       11.2665
          Jul-09      10.8292       10.1469       10.5590
          Aug-09      11.9460       11.1928       11.6477
          Sep-09      11.1720       10.4671       10.8928
          Oct-09      11.1688       10.4635       10.8894
          Nov-09      11.5377       10.8086       11.2489
          Dec-09      10.4858        9.8227       10.2231
          Jan-10      12.3547       11.5728       12.0449
          Feb-10      11.1558       10.4493       10.8759
          Mar-10      12.3475       11.5650       12.0374
          Apr-10      10.8010       10.1159       10.5295
          May-10      11.9149       11.1586       11.6151
          Jun-10      11.1430       10.4352       10.8624
          Jul-10      11.1398       10.4317       10.8591
          Aug-10      11.5078       10.7757       11.2176
          Sep-10      10.4586        9.7928       10.1947
          Oct-10      12.3227       11.5377       12.0114
          Nov-10      10.7793       10.0921       10.5068
          Dec-10      11.1238       10.4141       10.8424
          Jan-11      11.8876       11.1286       11.5866
          Feb-11      11.1175       10.4071       10.8358
          Mar-11      12.3051       11.5183       11.9931
          Apr-11      11.1111       10.4002       10.8292
          May-11      11.4783       10.7432       11.1867
          Jun-11      10.4318        9.7633       10.1667
          Jul-11      12.2912       11.5029       11.9785
          Aug-11      11.0986       10.3863       10.8160
          Sep-11      10.7487       10.0584       10.4748
          Oct-11      11.8573       11.0952       11.5550
          Nov-11      11.0892       10.3759       10.8062
          Dec-11      10.7396       10.0483       10.4654
          Jan-12      11.8473       11.0841       11.5445
          Feb-12      10.4084        9.7374       10.1422
          Mar-12      12.2636       11.4724       11.9497
          Apr-12      11.4428       10.7040       11.1497
          May-12      11.4396       10.7005       11.1464
          Jun-12      11.0675       10.3519       10.7836
          Jul-12      11.4333       10.6934       11.1397



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I       Group II        WAC
  Distribution      Loan Cap       Loan Cap        Cap
      Date             (%)           (%)           (%)
----------------  -----------    ----------    ----------
          Aug-12      10.3910        9.7181       10.1240
          Sep-12      11.8210       11.0548       11.5170
          Oct-12      11.4238       10.6828       11.1298
          Nov-12      10.7069       10.0119       10.4311
          Dec-12      11.4175       10.6758       11.1233
          Jan-13      11.4144       10.6723       11.1200
          Feb-13      11.0431       10.3246       10.7581
          Mar-13      12.2230       11.4271       11.9073
          Apr-13      11.0371       10.3179       10.7518
          May-13      10.3654        9.6894       10.0972
          Jun-13      12.2130       11.4159       11.8969
          Jul-13      11.3957       10.6513       11.1005
          Aug-13      10.6806        9.9824       10.4037
          Sep-13      11.3896       10.6444       11.0941
          Oct-13      11.3865       10.6409       11.0909
          Nov-13      11.0163       10.2943       10.7300
          Dec-13      11.0133       10.2909       10.7269
          Jan-14      10.6663        9.9661       10.3887



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data (1)
-------------------------------

                       The Mortgage Loans - All Collateral

        Scheduled Principal Balance:                       $777,579,775
        Number of Mortgage Loans:                                 4,775
        Average Scheduled Principal Balance:               $    162,844
        Weighted Average Gross Coupon:                            7.268%
        Weighted Average Original FICO Score:                       637
        Weighted Average Original Combined LTV Ratio:             84.47%
        Weighted Average Stated Remaining Term (months):            348
        Weighted Average Seasoning (months):                          3
        Weighted Average Months to Roll(2):                          22
        Weighted Average Gross Margin(2):                          6.89%
        Weighted Average Initial Rate Cap(2):                      3.00%
        Weighted Average Periodic Rate Cap(2):                     1.50%
        Weighted Average Gross Maximum Lifetime Rate(2):          14.08%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                                                                                  Weighted
                                                Pct. Of                                             Avg.
                                                Pool By      Weighted    Weighted       Avg.        Orig.                    Pct.
 Current Principal    Number Of    Principal    Principal   Avg. Gross   Avg.         Principal    Combined    Pct. Full   Owner
      Balance           Loans       Balance      Balance      Coupon     Orig. FICO    Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         896        $20,221,164    2.60%      11.552%       626        $22,568      97.78%      60.13%       95.62%
 $50,001 -  $75,000      404         25,442,493    3.27        9.766        627         62,976      89.50       58.31        84.78
 $75,001 -  $100,000     417         36,611,468    4.71        8.634        620         87,797      85.38       70.11        82.28
 $100,001 - $125,000     363         41,137,051    5.29        7.719        621        113,325      83.80       77.65        81.60
 $125,001 - $150,000     360         49,504,226    6.37        7.586        623        137,512      83.48       72.75        87.88
 $150,001 - $200,000     799        139,142,713   17.89        7.139        630        174,146      83.82       71.33        89.05
 $200,001 - $250,000     553        123,891,902   15.93        6.913        639        224,036      84.45       68.86        91.55
 $250,001 - $300,000     373        102,383,577   13.17        6.797        647        274,487      84.07       70.71        93.12
 $300,001 - $350,000     224         72,493,534    9.32        6.807        644        323,632      84.70       66.87        87.49
 $350,001 & Above        386        166,751,647   21.44        6.722        646        431,999      83.03       67.93        92.24
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 4,775       $777,579,775  100.00%       7.268%       637       $162,844      84.47%      69.36%       89.77%
====================================================================================================================================


                          Distribution by Current Rate

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                                                    Pool By       Avg.        Avg.       Avg.         Orig.      Pct.        Pct.
                     Number         Principal       Principal     Gross       Orig.    Principal    Combined     Full        Owner
   Current Rate      Of Loans        Balance         Balance      Coupon     FICO       Balance       LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.50- 4.99%            35          $8,712,628         1.12%       4.889%      701     $248,932      80.18%     100.00%     100.00%
 5.00- 5.49%           128          30,911,331         3.98        5.276       670      241,495      80.31       97.82      100.00
 5.50- 5.99%           520         129,776,609        16.69        5.800       664      249,570      78.83       83.97       96.75
 6.00- 6.49%           312          78,257,709        10.06        6.225       657      250,826      81.34       76.63       89.58
 6.50- 6.99%           607         141,529,390        18.20        6.786       640      233,162      83.46       72.46       84.33
 7.00 - 7.49%          419          83,622,944        10.75        7.245       628      199,577      86.44       69.91       87.87
 7.50 - 7.99%          685         129,286,868        16.63        7.752       625      188,740      88.21       60.36       87.54
 8.00 - 8.49%          318          52,887,520         6.80        8.242       611      166,313      86.92       51.31       84.85
 8.50 - 8.99%          366          55,446,610         7.13        8.728       606      151,493      85.41       51.72       87.67
 9.00 - 9.49%          112          13,682,096         1.76        9.225       592      122,162      84.81       61.59       88.02
 9.50 - 9.99%          156          14,032,331         1.80        9.742       585       89,951      82.30       56.38       92.93
 10.00% & Above      1,117          39,433,739         5.07       11.533       624       35,303      96.59       51.30       96.78
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               4,775        $777,579,775       100.00%       7.268%      637     $162,844      84.47%      69.36%      89.77%
====================================================================================================================================

                          Distribution by Original FICO

                                                                                                Weighted
                                             Pct. Of     Weighted    Weighted                     Avg.
                   Number                    Pool By       Avg.         Avg.         Avg.         Orig.        Pct.
                    Of         Principal     Principal     Gross       Orig.        Principal    Combined      Full       Pct. Owner
 Original FICO     Loans       Balance       Balance       Coupon       FICO        Balance        LTV        Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above       210        $45,199,562    5.81%         6.511%       763         $215,236      82.11%        65.06%     85.21%
 720-739           155         30,213,147    3.89          6.693        730          194,924      85.48         62.59      78.87
 700-719           189         35,844,758    4.61          6.837        709          189,655      87.60         60.14      85.33
 680-699           326         62,303,877    8.01          6.858        689          191,116      86.55         57.35      85.24
 660-679           416         79,738,525    10.25         6.871        668          191,679      85.56         57.55      88.01
 640-659           635        101,844,938    13.10         7.179        649          160,386      86.21         60.88      90.10
 620-639           834        120,322,578    15.47         7.357        629          144,272      85.61         62.69      89.87
 600-619           599         97,141,258    12.49         7.164        609          162,172      84.77         86.33      93.21
 580-599           580         80,193,745    10.31         7.615        590          138,265      84.46         85.84      92.18
 560-579           396         54,269,977     6.98         7.886        569          137,045      82.78         84.00      93.53
 540-559           179         29,176,771     3.75         8.045        552          162,999      80.14         71.91      93.80
 520-539           139         22,071,860     2.84         8.455        530          158,790      75.27         75.10      95.60
 500-519           113         18,409,564     2.37         8.490        510          162,916      75.10         74.77      95.27
 N/A                 4            849,214     0.11         7.060        N/A          212,304      78.13         91.91      79.44
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           4,775       $777,579,775   100.00%        7.268%       637         $162,844      84.47%        69.36%     89.77%
====================================================================================================================================


                           Distribution by Lien Status

                                                                                                 Weighted
                                             Pct. Of    Weighted     Weighted                      Avg.
                                             Pool By       Avg.        Avg.         Avg.           Orig.      Pct.          Pct.
                 Number        Principal     Principal    Gross        Orig.      Principal      Combined     Full         Owner
 Lien Status     Of Loans       Balance       Balance    Coupon        FICO        Balance         LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Liens     3,605        $738,007,273    94.91%      7.045%       637          $204,718      83.67%       70.32%       89.33%
 Second Liens    1,170          39,572,502     5.09      11.434        637            33,823      99.26        51.51        97.89
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           4,775        $777,579,775   100.00%      7.268%       637          $162,844      84.47%       69.36%       89.77%
====================================================================================================================================



                      Distribution by Original Combined LTV

                                                                                                     Weighted
                                                 Pct. Of      Weighted      Weighted                   Avg.
                                                 Pool By         Avg.         Avg.        Avg.         Orig.      Pct.       Pct.
     Original         Number       Principal     Principal      Gross         Orig.     Principal     Combined    Full       Owner
   Combined LTV       Of Loans      Balance       Balance       Coupon        FICO       Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below          18         $1,864,731    0.24%         6.966%       660        $103,596      34.21%      80.09%     89.83%
 40.01 -  50.00%         32          5,504,855    0.71          6.772        644         172,027      46.27       60.36      88.80
 50.01 -  60.00%         80         14,863,719    1.91          7.181        623         185,796      55.49       55.37      77.61
 60.01 -  70.00%        202         42,128,754    5.42          7.002        621         208,558      66.35       59.85      88.89
 70.01 -  80.00%      1,506        305,471,652   39.28          6.720        634         202,836      79.03       66.11      91.48
 80.01 -  85.00%        291         63,662,230    8.19          7.069        622         218,771      84.38       77.58      90.91
 85.01 -  90.00%        994        190,603,870   24.51          7.207        634         191,754      89.81       84.03      79.91
 90.01 -  95.00%        538         44,105,832    5.67          7.628        637          81,981      94.68       89.51      98.60
 95.01 - 100.00%      1,114        109,374,133   14.07          9.019        663          98,181      99.94       45.79      99.97
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                4,775       $777,579,775  100.00%         7.268%       637        $162,844      84.47%      69.36%     89.77%
====================================================================================================================================


                          Distribution by Original LTV

                                                                                                   Weighted
                                                 Pct. Of     Weighted    Weighted                    Avg.
                                                 Pool By       Avg.         Avg.         Avg.        Orig.      Pct.       Pct.
     Original         Number       Principal     Principal    Gross         Orig.      Principal    Combined    Full       Owner
   Combined LTV       Of Loans      Balance       Balance     Coupon        FICO       Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       1,188        $41,437,233    5.33%        11.233%       638         $34,880      96.33%      52.79%     97.53%
 40.01 -  50.00%         32          5,504,855    0.71          6.772        644         172,027      46.27       60.36      88.80
 50.01 -  60.00%         80         14,863,719    1.91          7.181        623         185,796      55.49       55.37      77.61
 60.01 -  70.00%        201         42,121,207    5.42          7.001        621         209,558      66.35       59.84      88.89
 70.01 -  80.00%      1,504        305,453,658   39.28          6.720        634         203,094      79.03       66.11      91.49
 80.01 -  85.00%        280         63,513,502    8.17          7.058        621         226,834      84.38       77.54      91.03
 85.01 -  90.00%        950        190,063,660   24.44          7.194        634         200,067      89.81       84.04      79.90
 90.01 -  95.00%        178         40,246,840    5.18          7.243        639         226,106      94.66       89.85      100.00
 95.01 - 100.00%        362         74,375,102    9.56          7.897        674         205,456      99.93       45.19      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                4,775       $777,579,775  100.00%         7.268%       637        $162,844      84.47%      69.36%      89.77%
====================================================================================================================================

                          Distribution by Documentation

                                                                                                  Weighted
                                               Pct. Of     Weighted     Weighted                     Avg.
                                               Pool By       Avg.         Avg.         Avg.         Orig.        Pct.         Pct.
                   Number        Principal     Principal    Gross        Orig.        Principal    Combined     Full         Owner
 Documentation     Of Loans       Balance       Balance     Coupon        FICO        Balance        LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full              3,343       $539,321,497    69.36%       7.021%       630         $161,329      84.52%       100.00%      88.78%
 Stated            1,358        223,593,745    28.76        7.874        653          164,649      84.72           N/A       92.52
 Easy                 74         14,664,533     1.89        7.126        617          198,169      78.70           N/A       84.24
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             4,775        $777,579,775  100.00%       7.268%       637         $162,844      84.47%        69.36%      89.77%
====================================================================================================================================


                          Distribution by Loan Purpose

                                                                                                  Weighted
                                              Pct. Of     Weighted     Weighted                     Avg.
                                              Pool By       Avg.         Avg.         Avg.          Orig.      Pct.         Pct.
                   Number       Principal     Principal    Gross        Orig.        Principal    Combined     Full         Owner
  Loan Purpose     Of Loans      Balance       Balance     Coupon        FICO        Balance        LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase          2,719        $387,733,985   49.86%       7.376%       653         $142,602      87.24%       64.94%       88.63%
 Cashout refi      1,906         358,971,276   46.17        7.184        619          188,338      81.91        72.79        90.73
 Rate/Term Refi      150          30,874,514    3.97        6.887        636          205,830      79.29        85.01        92.94
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             4,775        $777,579,775  100.00%       7.268%       637         $162,844      84.47%       69.36%       89.77%
====================================================================================================================================

                        Distribution by Occupancy Status

                                                                                                     Weighted
                                                    Pct. Of    Weighted     Weighted                    Avg.
                                                    Pool By      Avg.         Avg.         Avg.         Orig.     Pct.       Pct.
     Occupancy        Number Of     Principal      Principal     Gross        Orig.      Principal    Combined    Full       Owner
       Status           Loans        Balance        Balance      Coupon       FICO        Balance       LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner                4,217         $698,024,754    89.77%       7.251%       634         $165,526     84.68%     68.59%     100.00%
 Non-Owner              489           68,121,974     8.76        7.471        656          139,309     82.62      77.42         N/A
 Second Home             69           11,433,046     1.47        7.082        656          165,696     82.44      68.02         N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                4,775         $777,579,775   100.00%       7.268%       637         $162,844     84.47%     69.36%     89.77%
====================================================================================================================================

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of      Weighted    Weighted                  Avg.
                                                    Pool By         Avg.       Avg.         Avg.       Orig.      Pct.       Pct.
                         Number       Principal     Principal      Gross       Orig.     Principal   Combined     Full       Owner
    Property Type        Of Loans      Balance       Balance       Coupon      FICO       Balance       LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family           3,982       $652,821,883    83.96%        7.233%       633       $163,943     84.46%     70.90%     92.44%
 2-4 Family                411         76,947,972     9.90         7.403        655        187,221     84.12      60.13      71.65
 Condo                     376         47,400,242     6.10         7.530        651        126,064     85.16      62.86      82.30
 Manufactured Housing        6            409,679     0.05         7.580        584         68,280     75.77     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   4,775       $777,579,775   100.00%        7.268%       637       $162,844     84.47%     69.36%     89.77%
====================================================================================================================================


                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of    Weighted     Weighted                   Avg.
                                                    Pool By      Avg.         Avg.        Avg.         Orig.     Pct.       Pct.
                       Number       Principal      Principal    Gross         Orig.     Principal    Combined    Full       Owner
       State           Of Loans      Balance        Balance     Coupon        FICO       Balance       LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern) 1,311        $228,399,233     29.37%      7.070%       644        $174,218      83.94%      67.91%     91.12%
 California (Northern    521         118,726,352     15.27       6.785        644         227,882      81.68       69.21      88.90
 New York                265          65,863,661      8.47       7.139        643         248,542      82.11       59.21      87.88
 Florida                 423          57,049,415      7.34       7.591        617         134,869      84.11       76.41      84.77
 Illinois                356          46,711,416      6.01       7.779        634         131,212      88.41       70.07      90.00
 New Jersey              154          30,703,090      3.95       7.755        612         199,371      82.42       60.33      88.85
 Colorado                149          22,811,214      2.93       7.086        641         153,095      86.46       78.79      94.91
 Massachusetts            82          19,616,841      2.52       7.085        643         239,230      83.65       64.77      96.75
 Washington              104          16,600,264      2.13       7.027        636         159,618      84.98       73.01      95.67
 Minnesota               118          16,079,008      2.07       7.717        630         136,263      89.30       67.26      81.42
 Maryland                 95          14,655,313      1.88       7.354        624         154,266      87.48       81.91      94.26
 Others                1,197         140,363,969     18.05       7.674        630         117,263      86.92       73.08      89.33
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 4,775        $777,579,775    100.00%      7.268%       637        $162,844      84.47%      69.36%     89.77%
====================================================================================================================================

                            Distribution by Zip Code

                                                                                                Weighted
                                            Pct. Of      Weighted    Weighted                     Avg.
                                            Pool By        Avg.        Avg.          Avg.         Orig.         Pct.        Pct.
                 Number       Principal     Principal      Gross       Orig.       Principal     Combined      Full        Owner
   Zip Code      Of Loans      Balance       Balance       Coupon      FICO         Balance        LTV        Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94531           10           $3,127,889     0.40%         6.636%       651         $312,789      83.24%        62.26%      100.00%
 92530           17            2,562,627     0.33          6.954        628          150,743      85.00         57.49       100.00
 90650           11            2,524,024     0.32          6.571        651          229,457      85.54         72.61        82.88
 95758            9            2,333,019     0.30          6.446        662          259,224      87.50         77.75        82.32
 92562            9            2,244,685     0.29          6.707        652          249,409      86.20         62.44        99.61
 92557           16            2,216,782     0.29          7.174        629          138,549      86.50         74.68        99.67
 92882            8            2,111,974     0.27          6.669        634          263,997      84.29         79.91       100.00
 95476            6            2,052,104     0.26          7.971        638          342,017      84.15         22.02        60.26
 92336           16            2,048,262     0.26          7.339        627          128,016      87.86         85.79        91.98
 94015            5            2,000,186     0.26          7.438        630          400,037      79.20         23.19        76.81
 Others       4,668          754,358,222    97.01          7.278        637          161,602      84.45         69.57        89.76
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL        4,775         $777,579,775   100.00%         7.268%       637         $162,844      84.47%        69.36%       89.77%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                            Pct. Of     Weighted     Weighted                      Avg.
  Remaining                                 Pool By       Avg.         Avg.           Avg.         Orig.       Pct.          Pct.
  Months To      Number       Principal     Principal     Gross        Orig.        Principal    Combined      Full          Owner
   Maturity      Of Loans      Balance       Balance     Coupon        FICO          Balance        LTV        Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
   0 - 180         611        $14,207,756     1.83%       9.813%       627          $23,253       90.40%        73.76%       92.75%
 181 - 240         613         33,893,947     4.36       10.988        643           55,292       97.86         48.96        99.77
 241 - 360       3,551        729,478,072    93.81        7.045        637          205,429       83.73         70.22        89.25
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           4,775       $777,579,775   100.00%       7.268%       637         $162,844       84.47%        69.36%       89.77%
====================================================================================================================================


                        Distribution by Amortization Type

                                                                                                      Weighted
                                                 Pct. Of                    Weighted                    Avg.
                                                 Pool By        Weighted      Avg.         Avg.         Orig.     Pct.       Pct.
                      Number       Principal     Principal     Avg. Gross     Orig.     Principal     Combined    Full       Owner
 Amortization Type    Of Loans      Balance       Balance        Coupon       FICO       Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 ARM             2,521       $498,183,471    64.07%         7.139%         628      $197,613      84.62%      67.43%     90.01%
 Fixed Rate           2,077        233,442,405    30.02          7.709          652       112,394      84.22       70.97      88.61
 3/27 ARM               100         23,742,565     3.05          6.345          668       237,426      82.28       71.88      88.19
 2/28 IO                 65         18,041,696     2.32          6.610          633       277,565      85.97       95.55      98.70
 3/27 IO                 10          3,528,047     0.45          5.864          665       352,805      84.38       85.83      95.92
 Fixed Balloon            2            641,590     0.08          7.233          635       320,795      90.65       58.59     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                4,775       $777,579,775  100.00%          7.268%         637      $162,844      84.47%      69.36%     89.77%
====================================================================================================================================


                          Distribution by Periodic Cap

                                                                                                Weighted
                                               Pct. Of    Weighted   Weighted                     Avg.
                     Number                    Pool By      Avg.       Avg.          Avg.         Orig.       Pct.          Pct.
                      Of        Principal     Principal    Gross       Orig.       Principal    Combined      Full         Owner
   Periodic Cap      Loans      Balance        Balance     Coupon      FICO         Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%               2,696     $543,495,779    69.90%       7.078%       630          $201,593     84.56%     68.68%       90.26%
 N/A                 2,079      234,083,996    30.10        7.708        652           112,595     84.24      70.94        88.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               4,775     $777,579,775   100.00%       7.268%       637          $162,844     84.47%     69.36%       89.77%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                Pct. Of     Weighted    Weighted                      Avg.
                                                Pool By       Avg.        Avg.           Avg.        Orig.       Pct.         Pct.
  Months To Rate     Number       Principal     Principal    Gross        Orig.        Principal   Combined      Full        Owner
      Reset          Of Loans      Balance      Balance      Coupon       FICO          Balance      LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13-24               2,586       $516,225,167    66.39%      7.120%       628         $199,623      84.67%       68.41%      90.31%
 25-36                 110         27,270,612     3.51       6.282        667          247,915      82.55        73.68       89.19
 N/A                 2,079        234,083,996    30.10       7.708        652          112,595      84.24        70.94       88.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               4,775       $777,579,775   100.00%      7.268%       637         $162,844      84.47%       69.36%      89.77%
====================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                    Weighted
                                                 Pct. Of     Weighted    Weighted                      Avg.
                                                 Pool By       Avg.         Avg.          Avg.         Orig.      Pct.       Pct.
  Life Maximum      Number       Principal      Principal      Gross        Orig.       Principal    Combined     Full       Owner
      Rate          Of Loans      Balance        Balance       Coupon       FICO        Balance        LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.99% & Below       535        $131,791,251     16.95%          5.616%    662        $246,339      81.01%       87.54%     98.05%
 13.00-13.49%         206          49,341,740      6.35           6.234     645         239,523      82.19        69.23      91.27
 13.50-13.99%         398          91,589,309     11.78           6.798     629         230,124      85.12        71.52      84.79
 14.00-14.49%         309          60,170,595      7.74           7.246     622         194,727      87.26        68.53      86.61
 14.50-14.99%         524          99,749,122     12.83           7.757     626         190,361      88.90        58.95      87.91
 15.00-15.49%         258          43,321,018      5.57           8.248     607         167,911      86.70        51.96      86.84
 15.50-15.99%         279          43,966,224      5.65           8.725     599         157,585      84.25        48.77      89.52
 16.00-16.99%         158          20,214,619      2.60           9.431     570         127,941      80.02        55.62      92.11
 17.00% & Above        29           3,351,900      0.43          10.572     529         115,583      70.48        89.42      96.30
 N/A                2,079         234,083,996     30.10           7.708     652         112,595      84.24        70.94      88.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              4,775        $777,579,775    100.00%          7.268%    637        $162,844      84.47%       69.36%     89.77%
====================================================================================================================================


                             Distribution by Margin

                                                                                                    Weighted
                                                  Pct. Of      Weighted    Weighted                   Avg.
                                                  Pool By        Avg.         Avg.       Avg.         Orig.      Pct.        Pct.
                     Number       Principal      Principal      Gross        Orig.     Principal    Combined     Full        Owner
      Margin         Of Loans      Balance        Balance       Coupon       FICO      Balance        LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.99% & Below          46       $11,070,020      1.42%          4.913%      704       $240,653      80.43%      100.00%     100.00%
 6.00- 6.49%           157        39,437,935      5.07           5.358       673        251,197      80.64        90.04      100.00
 6.50- 6.99%         2,493       492,987,824     63.40           7.265       625        197,749      84.97        66.27       89.26
 N/A                 2,079       234,083,996     30.10           7.708       652        112,595      84.24        70.94       88.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               4,775      $777,579,775    100.00%          7.268%      637       $162,844      84.47%       69.36%      89.77%
====================================================================================================================================

               The Mortgage Loans - Adjustable Rate Mortgage Loans

        Scheduled Principal Balance:                       $543,495,779
        Number of Mortgage Loans:                                 2,696
        Average Scheduled Principal Balance:               $    201,593
        Weighted Average Gross Coupon:                            7.078%
        Weighted Average Original FICO Score:                       630
        Weighted Average Original Combined LTV Ratio:             84.56%
        Weighted Average Stated Remaining Term (months):            357
        Weighted Average Seasoning (months):                          3
        Weighted Average Months to Roll:                             22
        Weighted Average Gross Margin:                             6.89%
        Weighted Average Initial Rate Cap:                         3.00%
        Weighted Average Periodic Rate Cap:                        1.50%
        Weighted Average Gross Maximum Lifetime Rate:             14.08%


                    Distribution by Current Principal Balance

                                                  Pct. Of      Weighted                            Weighted
                                                  Pool By           Avg.     Weighted        Avg.     Avg. Orig.
 Current Principal    Number Of    Principal     Principal      Gross     Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
      Balance           Loans       Balance       Balance       Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below            5         $249,680      0.05%        9.218%      540         $49,936      45.07%      40.01%     80.00%
 $50,001 -  $75,000       155        9,860,761      1.81         8.415       608          63,618      81.38       71.91      71.82
 $75,001 -  $100,000      254       22,480,538      4.14         7.986       608          88,506      81.90       74.44      78.94
 $100,001 - $125,000      279       31,606,599      5.82         7.738       614          113,285     84.18       74.42      84.65
 $125,001 - $150,000      291       39,972,572      7.35         7.669       617          137,363     84.29       72.49      87.80
 $150,001 - $200,000      606      105,603,474     19.43         7.125       625          174,263     84.38       70.75      90.21
 $200,001 - $250,000      395       88,363,627     16.26         6.951       632          223,705     84.91       67.12      92.22
 $250,001 - $300,000      267       73,254,963     13.48         6.852       638          274,363     85.79       69.52      94.84
 $300,001 - $350,000      173       55,938,842     10.29         6.841       638          323,346     85.56       65.76      89.62
 $350,001 & Above         271      116,164,724     21.37         6.713       640          428,652     84.28       64.64      92.38
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  2,696     $543,495,779    100.00%        7.078%      630         $201,593     84.56%      68.68%     90.26%
====================================================================================================================================


                          Distribution by Current Rate

                                              Pct. Of                                               Weighted
                                              Pool By       Weighted     Weighted        Avg.      Avg. Orig.
                   Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal     Combined  Pct. Full  Pct. Owner
  Current Rate       Loans       Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.50- 4.99%         35          $8,712,628     1.60%         4.889%       701         $248,932      80.18%     100.00%     100.00%
 5.00- 5.49%        127          30,721,990     5.65          5.276        669          241,905      80.49       97.80      100.00
 5.50- 5.99%        373          92,356,633    16.99          5.798        655          247,605      81.26       82.95       97.21
 6.00- 6.49%        206          49,341,740     9.08          6.234        645          239,523      82.19       69.23       91.27
 6.50- 6.99%        397          91,370,178    16.81          6.797        629          230,152      85.16       71.45       84.75
 7.00- 7.49%        310          60,389,727    11.11          7.246        622          194,806      87.20       68.65       86.66
 7.50- 7.99%        524          99,749,122    18.35          7.757        626          190,361      88.90       58.95       87.91
 8.00- 8.49%        259          43,483,201     8.00          8.247        607          167,889      86.74       52.14       86.89
 8.50- 8.99%        279          43,966,224     8.09          8.725        599          157,585      84.25       48.77       89.52
 9.00- 9.49%         86          11,044,567     2.03          9.219        585          128,425      83.40       60.57       90.90
 9.50- 9.99%         71           9,007,868     1.66          9.715        550          126,871      75.55       48.74       93.46
 10.00% & Above      29           3,351,900     0.62         10.572        529          115,583      70.48       89.42       96.30
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,696        $543,495,779   100.00%         7.078%       630         $201,593      84.56%      68.68%      90.26%
====================================================================================================================================

                          Distribution by Credit Score

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
 Credit Score     Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above      98         $23,991,946       4.41%        6.479%        760         $244,816      86.15%        47.97%     88.95%
 720-739          81          18,859,734       3.47         6.600         730          232,836      87.14         54.16      76.07
 700-719         105          23,021,291       4.24         6.594         709          219,250      88.80         58.09      88.49
 680-699         177          37,220,658       6.85         6.688         688          210,286      87.34         51.59      84.28
 660-679         236          53,513,627       9.85         6.617         669          226,753      85.91         57.12      87.31
 640-659         334          68,595,455      12.62         6.829         649          205,376      86.13         59.40      90.27
 620-639         441          88,315,757      16.25         6.906         629          200,262      84.84         66.02      90.38
 600-619         333          69,122,085      12.72         6.930         609          207,574      85.48         87.33      92.65
 580-599         299          58,265,259      10.72         7.218         590          194,867      83.44         86.08      92.82
 560-579         229          40,675,246       7.48         7.874         569          177,621      83.69         82.63      92.34
 540-559         135          24,824,828       4.57         8.048         552          183,888      80.32         70.37      95.93
 520-539         119          18,857,578       3.47         8.505         530          158,467      75.32         73.98      95.25
 500-519         107          17,679,123       3.25         8.500         510          165,225      75.11         74.92      95.07
 N/A               2             553,192       0.10         6.752         N/A          276,596      71.49        100.00      68.43
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779     100.00%        7.078%        630         $201,593      84.56%        68.68%     90.26%
====================================================================================================================================


                           Distribution by Lien Status

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
 Lien Status      Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Lien    2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
====================================================================================================================================


                      Distribution by Combined Original LTV

                                               Pct. Of                                             Weighted
                                               Pool By      Weighted     Weighted       Avg.      Avg. Orig.
    Combined       Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV       Loans       Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below      10            $705,739     0.13%         7.383%       621          $70,574      32.78%      85.58%     100.00%
 40.01 -  50.00%     11           1,459,475     0.27          7.608        557          132,680      46.18       39.63      100.00
 50.01 -  60.00%     39           6,637,597     1.22          8.114        570          170,195      56.35       46.65       86.74
 60.01 -  70.00%    107          19,554,889     3.60          7.654        582          182,756      66.70       48.25       84.36
 70.01 -  80.00%  1,213         242,722,896    44.66          6.709        631          200,101      79.26       64.66       93.29
 80.01 -  85.00%    192          43,467,736     8.00          7.139        607          226,394      84.44       78.08       92.89
 85.01 -  90.00%    738         145,223,188    26.72          7.214        628          196,779      89.87       83.02       79.60
 90.01 -  95.00%    112          26,237,861     4.83          7.191        631          234,267      94.70       90.05      100.00
 95.01 - 100.00%    274          57,486,399    10.58          7.865        675          209,804      99.95       42.59      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,696        $543,495,779   100.00%         7.078%       630         $201,593      84.56%      68.68%      90.26%
====================================================================================================================================

                          Distribution by Original LTV

                                               Pct. Of                                             Weighted
                                               Pool By      Weighted    Weighted         Avg.     Avg. Orig.
                   Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV       Loans       Balance       Balance       Coupon        FICO        Balance        LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
  40.00% & Below     10            $705,739     0.13%         7.383%       621          $70,574      32.78%       85.58%    100.00%
 40.01 -  50.00%     11           1,459,475     0.27          7.608        557          132,680      46.18        39.63     100.00
 50.01 -  60.00%     39           6,637,597     1.22          8.114        570          170,195      56.35        46.65      86.74
 60.01 -  70.00%    107          19,554,889     3.60          7.654        582          182,756      66.70        48.25      84.36
 70.01 -  80.00%  1,213         242,722,896    44.66          6.709        631          200,101      79.26        64.66      93.29
 80.01 -  85.00%    192          43,467,736     8.00          7.139        607          226,394      84.44        78.08      92.89
 85.01 -  90.00%    738         145,223,188    26.72          7.214        628          196,779      89.87        83.02      79.60
 90.01 -  95.00%    112          26,237,861     4.83          7.191        631          234,267      94.70        90.05     100.00
 95.01 - 100.00%    274          57,486,399    10.58          7.865        675          209,804      99.95        42.59     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,696        $543,495,779   100.00%         7.078%       630         $201,593      84.56%       68.68%     90.26%
====================================================================================================================================


                          Distribution by Documentation

                                               Pct. Of                                             Weighted
                                               Pool By      Weighted    Weighted        Avg.      Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Documentation      Loans        Balance       Balance       Coupon        FICO        Balance        LTV       Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full            1,891        $373,262,736    68.68%        6.880%       622         $197,389      84.86%       100.00%    89.36%
 Stated            764         158,722,211    29.20         7.533        652          207,752      84.16          N/A      92.65
 Easy               41          11,510,832     2.12         7.229        605          280,752      80.64          N/A      86.18
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           2,696        $543,495,779   100.00%        7.078%       630         $201,593      84.56%        68.68%    90.26%
====================================================================================================================================


                          Distribution by Loan Purpose

                                             Pct. Of                                             Weighted
                                             Pool By      Weighted    Weighted         Avg.     Avg. Orig.
                 Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined     Pct. Full   Pct. Owner
 Loan Purpose      Loans       Balance       Balance       Coupon        FICO        Balance        LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase       1,532        $301,330,643    55.44%        6.955%       650         $196,691      85.92%       65.28%       89.20%
 Cashout refi   1,086         225,037,183    41.41         7.245        606          207,217      82.86        72.35        91.32
 Rate/Term Refi    78          17,127,953     3.15         7.071        610          219,589      82.99        80.26        94.84
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          2,696        $543,495,779   100.00%        7.078%       630         $201,593      84.56%       68.68%       90.26%
====================================================================================================================================


                        Distribution by Occupancy Status

                                             Pct. Of                                             Weighted
                                             Pool By     Weighted     Weighted       Avg.        Avg. Orig.
  Occupancy     Number Of     Principal     Principal   Avg. Gross   Avg. Orig.    Principal     Combined     Pct. Full   Pct. Owner
    Status        Loans        Balance       Balance      Coupon        FICO        Balance         LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner           2,375       $490,540,459    90.26%        7.044%       628         $206,543       84.59%       68.00%       100.00%
 Non-Owner         280         45,886,686     8.44         7.457        649          163,881       84.46        77.16          N/A
 Second Home        41          7,068,634     1.30         7.030        648          172,406       83.52        60.74          N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           2,696       $543,495,779   100.00%        7.078%       630         $201,593       84.56%       68.68%        90.26%
====================================================================================================================================

                          Distribution by Property Type

                                                 Pct. Of                                           Weighted
                                                 Pool By      Weighted     Weighted      Avg.      Avg. Orig.                 Pct.
                       Number Of    Principal    Principal   Avg. Gross      Avg.     Principal    Combined    Pct. Full     Owner
    Property Type        Loans       Balance      Balance      Coupon     Orig. FICO   Balance        LTV       Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family         2,273       $460,281,354   84.69%       7.050%       628         $202,499    84.59%       70.28%      92.61%
 2-4 Family              214         48,703,343    8.96        7.257        645          227,586    84.57        60.30       71.79
 Condo                   208         34,453,525    6.34        7.209        643          165,642    84.15        59.08       84.86
 Manufactured Housing      1             57,557    0.01        8.990        509           57,557    75.00       100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 2,696       $543,495,779  100.00%       7.078%       630         $201,593    84.56%       68.68%      90.26%
====================================================================================================================================

                              Distribution by State

                                                                                                  Weighted
                                                Pct. Of                                             Avg.
                                                Pool By      Weighted    Weighted       Avg.        Orig.                     Pct.
                      Number Of    Principal    Principal   Avg. Gross      Avg.      Principal   Combined     Pct. Full     Owner
       State            Loans       Balance      Balance      Coupon     Orig. FICO    Balance       LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)    611        $149,613,757    27.53%      6.739%       639        $244,867      84.12%      64.90%     91.64%
 California (Northern)    343          91,868,309    16.90       6.570        638         267,838      82.10       70.65      91.20
 Florida                  279          38,255,279     7.04       7.627        608         137,116      84.06       73.60      83.48
 Illinois                 200          36,954,261     6.80       7.558        631         184,771      88.36       69.48      90.03
 New York                 118          30,800,412     5.67       7.293        623         261,020      83.38       55.89      87.00
 New Jersey               116          22,973,018     4.23       7.791        600         198,043      81.72       59.59      88.08
 Colorado                  92          17,958,657     3.30       6.797        636         195,203      86.02       84.38      94.66
 Massachusetts             54          14,903,123     2.74       7.056        630         275,984      85.21       68.04      98.48
 Minnesota                 72          13,240,224     2.44       7.449        628         183,892      88.46       68.95      78.00
 Michigan                  93          11,691,582     2.15       7.856        618         125,716      86.86       68.59      90.40
 Washington                58          11,423,051     2.10       6.737        634         196,949      84.22       71.57      97.02
 Others                   660         103,814,106    19.10       7.378        627         157,294      86.13       73.12      90.31
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  2,696        $543,495,779   100.00%      7.078%       630        $201,593      84.56%      68.68%     90.26%
====================================================================================================================================


                            Distribution by Zip Codes

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
  Zip Codes       Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94531             7         $2,472,546     0.45%        6.734%        625         $353,221      82.92%        54.95%       100.00%
 92562             7          2,158,016     0.40         6.509         653          308,288      85.66         60.93        100.00
 94015             5          2,000,186     0.37         7.438         630          400,037      79.20         23.19         76.81
 92530             9          1,908,329     0.35         6.514         626          212,037      83.12         51.83        100.00
 95758             6          1,866,831     0.34         6.460         642          311,138      87.82         72.20         77.91
 95111             4          1,827,494     0.34         6.875         626          456,874      82.61         35.24        100.00
 92557             9          1,781,019     0.33         6.613         625          197,891      84.25         71.12        100.00
 93312             6          1,615,665     0.30         6.766         645          269,278      85.34         49.42         90.06
 90650             7          1,584,952     0.29         6.715         640          226,422      86.72         56.38        100.00
 60647             6          1,559,067     0.29         6.955         708          259,845      86.27         50.63         81.28
 Others        2,630        524,721,673    96.55         7.090         630          199,514      84.57         69.26         90.16
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696       $543,495,779   100.00%       7.078%         630         $201,593      84.56%        68.68%        90.26%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                            Pct. Of
  Remaining                                 Pool By      Weighted     Weighted       Avg.        Weighted
  Months To     Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
   Maturity       Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 241 - 360     2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
====================================================================================================================================

                        Distribution by Amortization Type

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
 Amortization   Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
     Type         Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 ARM      2,521        $498,183,471   91.66%         7.139%       628         $197,613      84.62%        67.43%       90.01%
 3/27 ARM        100          23,742,565    4.37          6.345        668          237,426      82.28         71.88        88.19
 2/28 IO          65          18,041,696    3.32          6.610        633          277,565      85.97         95.55        98.70
 3/27 IO          10           3,528,047    0.65          5.864        665          352,805      84.38         85.83        95.92
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779  100.00%         7.078%       630         $201,593      84.56%        68.68%       90.26%
====================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
 Periodic Cap     Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%         2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779  100.00%      7.078%        630          $201,593     84.56%        68.68%       90.26%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
  Months To     Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
  Rate Reset      Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13-24         2,586        $516,225,167   94.98%        7.120%        628          $199,623      84.67%        68.41%       90.31%
 25-36           110          27,270,612    5.02         6.282         667           247,915      82.55         73.68        89.19
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,696        $543,495,779  100.00%        7.078%        630          $201,593      84.56%        68.68%       90.26%
====================================================================================================================================


                        Distribution by Life Maximum Rate

                                               Pct. Of   Weighted                              Weighted
                                               Pool By     Avg.    Weighted Avg.               Avg. Orig.
  Life Maximum     Number Of    Principal     Principal   Gross     Avg. Orig.     Principal   Combined    Pct. Full   Pct. Owner
      Rate           Loans       Balance       Balance    Coupon      FICO          Balance      LTV        Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.99% & Below      535        $131,791,251    24.25%      5.616%      662         $246,339      81.01%       87.54%       98.05%
 13.00-13.49%        206          49,341,740     9.08       6.234       645          239,523      82.19        69.23        91.27
 13.50-13.99%        398          91,589,309    16.85       6.798       629          230,124      85.12        71.52        84.79
 14.00-14.49%        309          60,170,595    11.07       7.246       622          194,727      87.26        68.53        86.61
 14.50-14.99%        524          99,749,122    18.35       7.757       626          190,361      88.90        58.95        87.91
 15.00-15.49%        258          43,321,018     7.97       8.248       607          167,911      86.70        51.96        86.84
 15.50-15.99%        279          43,966,224     8.09       8.725       599          157,585      84.25        48.77        89.52
 16.00-16.99%        158          20,214,619     3.72       9.431       570          127,941      80.02        55.62        92.11
 17.00% & Above       29           3,351,900     0.62      10.572       529          115,583      70.48        89.42        96.30
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             2,696        $543,495,779   100.00%      7.078%      630         $201,593      84.56%       68.68%       90.26%
====================================================================================================================================

                             Distribution by Margin

                                             Pct. Of                                             Weighted
                                             Pool By      Weighted    Weighted        Avg.      Avg. Orig.
                 Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined     Pct. Full   Pct. Owner
    Margin         Loans       Balance       Balance       Coupon        FICO        Balance        LTV       Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.99% & Below     46         $11,070,020     2.04%         4.913%       704          $240,653     80.43%      100.00%      100.00%
 6.00- 6.49%      157          39,437,935     7.26          5.358        673           251,197     80.64        90.04       100.00
 6.50- 6.99%    2,493         492,987,824    90.71          7.265        625           197,749     84.97        66.27        89.26
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          2,696        $543,495,779   100.00%         7.078%       630          $201,593     84.56%       68.68%       90.26%
====================================================================================================================================

                 The Mortgage Loans - Fixed Rate Mortgage Loans

        Scheduled Principal Balance:                       $234,083,996
        Number of Mortgage Loans:                                 2,079
        Average Scheduled Principal Balance:               $    112,595
        Weighted Average Gross Coupon:                            7.708%
        Weighted Average Original FICO Score:                       652
        Weighted Average Original Combined LTV Ratio:             84.24%
        Weighted Average Stated Remaining Term (months):            327
        Weighted Average Seasoning (months):                          3


                    Distribution by Current Principal Balance

                                                  Pct. Of      Weighted                             Weighted
                                                  Pool By        Avg.       Weighted      Avg.     Avg. Orig.
 Current Principal    Number Of    Principal     Principal      Gross       Avg. Orig.  Principal   Combined   Pct. Full  Pct. Owner
      Balance           Loans       Balance       Balance       Coupon         FICO      Balance       LTV       Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         891         $19,971,484     8.53%       11.581%     627        $22,415     98.43%       60.38%    95.82%
 $50,001 -   $75,000     249          15,581,732     6.66        10.621      638         62,577     94.64        49.70     92.98
 $75,001 -  $100,000     163          14,130,930     6.04         9.665      638         86,693     90.90        63.23     87.60
 $100,001 - $125,000      84           9,530,452     4.07         7.654      642        113,458     82.55        88.34     71.50
 $125,001 - $150,000      69           9,531,654     4.07         7.238      647        138,140     80.08        73.83     88.20
 $150,001 - $200,000     193          33,539,240    14.33         7.182      645        173,778     82.04        73.14     85.42
 $200,001 - $250,000     158          35,528,275    15.18         6.817      657        224,862     83.33        73.19     89.89
 $250,001 - $300,000     106          29,128,613    12.44         6.660      669        274,798     79.74        73.70     88.80
 $300,001 - $350,000      51          16,554,692     7.07         6.693      665        324,602     81.79        70.61     80.32
 $350,001 & Above        115          50,586,923    21.61         6.743      659        439,886     80.16        75.46     91.94
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 2,079        $234,083,996   100.00%        7.708%     652       $112,595     84.24%       70.94%    88.64%
====================================================================================================================================


                          Distribution by Current Rate

                                                                                                    Weighted
                                                Pct. Of                  Weighted                     Avg.
                                                Pool By      Weighted      Avg.           Avg.        Orig.                   Pct.
                  Number Of      Principal      Principal   Avg. Gross     Orig.        Principal    Combined    Pct. Full   Owner
  Current Rate      Loans         Balance        Balance      Coupon       FICO        Balance        LTV        Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%         1           $189,342         0.08%      5.250%       780       $189,342        51.35%     100.00%     100.00%
 5.50 - 5.99%       147         37,419,976        15.99       5.804        686        254,558        72.85       86.47       95.59
 6.00 - 6.49%       106         28,915,969        12.35       6.208        677        272,792        79.89       89.25       86.68
 6.50 - 6.99%       210         50,159,212        21.43       6.766        659        238,853        80.37       74.31       83.57
 7.00 - 7.49%       109         23,233,217         9.93       7.241        644        213,149        84.46       73.19       91.02
 7.50 - 7.99%       161         29,537,746        12.62       7.733        620        183,464        85.86       65.12       86.29
 8.00 - 8.49%        59          9,404,319         4.02       8.222        625        159,395        87.74       47.49       75.43
 8.50 - 8.99%        87         11,480,386         4.90       8.736        631        131,958        89.86       63.02       80.62
 9.00 - 9.49%        26          2,637,528         1.13       9.251        617        101,443        90.69       65.86       75.94
 9.50 - 9.99%        85          5,024,463         2.15       9.790        647         59,111        94.41       70.08       91.97
 10.00% & Above   1,088         36,081,839        15.41      11.622        633         33,163        99.02       47.76       96.82
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,079       $234,083,996       100.00%      7.708%       652       $112,595        84.24%      70.94%      88.64%
====================================================================================================================================

                          Distribution by Credit Score

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
 Credit Score     Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above     112          $21,207,616       9.06%        6.548%      766       $189,354         77.53%     84.39%       80.99%
 720-739          74           11,353,413       4.85         6.847       731        153,425         82.73      76.59        83.51
 700-719          84           12,823,467       5.48         7.274       709        152,660         85.45      63.81        79.66
 680-699         149           25,083,218      10.72         7.110       689        168,344         85.37      65.91        86.67
 660-679         180           26,224,898      11.20         7.389       668        145,694         84.85      58.44        89.45
 640-659         301           33,249,484      14.20         7.901       649        110,463         86.39      63.94        89.75
 620-639         393           32,006,821      13.67         8.604       630         81,442         87.73      53.51        88.45
 600-619         266           28,019,173      11.97         7.743       609        105,335         83.01      83.87        94.60
 580-599         281           21,928,486       9.37         8.668       590         78,037         87.17      85.20        90.48
 560-579         167           13,594,731       5.81         7.921       570         81,406         80.05      88.10        97.09
 540-559          44            4,351,942       1.86         8.028       552         98,908         79.12      80.68        81.62
 520-539          20            3,214,283       1.37         8.160       530        160,714         74.97      81.63        97.64
 500-519           6              730,441       0.31         8.250       507        121,740         74.87      71.01       100.00
 N/A               2              296,023       0.13         7.635       N/A        148,011         90.55      76.79       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,079         $234,083,996     100.00%        7.708%      652       $112,595         84.24%     70.94%       88.64%
====================================================================================================================================


                           Distribution by Lien Status

                                            Pct. Of
                                            Pool By      Weighted     Weighted       Avg.        Weighted
                Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Avg. Orig.    Pct. Full   Pct. Owner
 Lien Status      Loans       Balance       Balance       Coupon        FICO        Balance    Combined LTV   Loan Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Liens        909      $194,511,494     83.09%       6.950%        655          $213,984     81.18%        74.89%       86.75%
 Second Liens     1,170        39,572,502     16.91        11.434        637            33,823     99.26         51.51        97.89
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,079      $234,083,996    100.00%        7.708%       652          $112,595     84.24%        70.94%       88.64%
====================================================================================================================================


                      Distribution by Combined Original LTV

                                               Pct. Of                                             Weighted
                                               Pool By      Weighted     Weighted       Avg.       Avg. Orig.
    Combined       Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV       Loans       Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       8          $1,158,992     0.50%         6.712%       683         $144,874      35.08%      76.74%      83.63%
 40.01 - 50.00%      21           4,045,380     1.73          6.470        675          192,637      46.30       67.83       84.76
 50.01 - 60.00%      41           8,226,121     3.51          6.428        665          200,637      54.79       62.41       70.23
 60.01 - 70.00%      95          22,573,865     9.64          6.438        655          237,620      66.06       69.89       92.82
 70.01 - 80.00%     293          62,748,756    26.81          6.761        648          214,160      78.16       71.73       84.51
 80.01 - 85.00%      99          20,194,494     8.63          6.918        653          203,985      84.27       76.48       86.67
 85.01 - 90.00%     256          45,380,682    19.39          7.186        654          177,268      89.62       87.29       80.91
 90.01 - 95.00%     426          17,867,971     7.63          8.269        647           41,944      94.66       88.71       96.55
 95.01 - 100.00%    840          51,887,734    22.17         10.297        650           61,771      99.92       49.33       99.94
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            2,079        $234,083,996   100.00%         7.708%       652         $112,595      84.24%      70.94%      88.64%
====================================================================================================================================

                          Distribution by Original LTV

                                               Pct. Of                                             Weighted
                                               Pool By      Weighted     Weighted       Avg.      Avg. Orig.
                   Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV       Loans       Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below    1,178        $40,731,494    17.40%        11.300%       639          $34,577      97.43%      52.23%      97.48%
 40.01 -  50.00%      21          4,045,380     1.73          6.470        675          192,637      46.30       67.83       84.76
 50.01 -  60.00%      41          8,226,121     3.51          6.428        665          200,637      54.79       62.41       70.23
 60.01 -  70.00%      94         22,566,318     9.64          6.436        655          240,067      66.06       69.88       92.82
 70.01 -  80.00%     291         62,730,762    26.80          6.759        648          215,570      78.16       71.74       84.53
 80.01 -  85.00%      88         20,045,766     8.56          6.882        653          227,793      84.26       76.35       86.99
 85.01 -  90.00%     212         44,840,472    19.16          7.131        654          211,512      89.62       87.36       80.87
 90.01 -  95.00%      66         14,008,979     5.98          7.340        654          212,257      94.57       89.46       100.00
 95.01 - 100.00%      88         16,888,703     7.21          8.005        673          191,917      99.84       54.03       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             2,079       $234,083,996   100.00%         7.708%       652         $112,595      84.24%      70.94%      88.64%
====================================================================================================================================


                          Distribution by Documentation

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Documentation      Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full            1,452        $166,058,761     70.94%        7.336%       650         $114,366      83.75%      100.00%     87.46%
 Stated            594          64,871,534     27.71         8.707        656          109,211      86.09         N/A       92.20
 Easy               33           3,153,700      1.35         6.749        660           95,567      71.65         N/A       77.15
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           2,079        $234,083,996    100.00%        7.708%       652         $112,595      84.24%      70.94%      88.64%
====================================================================================================================================


                          Distribution by Loan Purpose

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Loan Purpose       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout refi      820       $133,934,093      57.22%        7.081%       643          $163,334     80.32%       73.52%       89.74%
 Purchase        1,187         86,403,341      36.91         8.847        663            72,791     91.83        63.76        86.61
 Rate/Term Refi     72         13,746,561       5.87         6.659        669           190,924     74.69        90.91        90.57
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           2,079       $234,083,996     100.00%        7.708%       652          $112,595     84.24%       70.94%       88.64%
====================================================================================================================================


                        Distribution by Occupancy Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Occupancy       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner         1,842         $207,484,296      88.64%        7.741%       649         $112,641       84.89%       70.00%     100.00%
 Non-Owner       209           22,235,288       9.50         7.501        671          106,389       78.82        77.97        N/A
 Second Home      28            4,364,412       1.86         7.166        668          155,872       80.70        79.83        N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,079         $234,083,996     100.00%        7.708%       652         $112,595       84.24%       70.94%      88.64%
====================================================================================================================================

                          Distribution by Property Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Property        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Type             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family         1,709     $192,540,528   82.25%       7.671%       648         $112,663     84.14%      72.38%      92.03%
 2-4 Family              197       28,244,629   12.07        7.654        673          143,374     83.33       59.82       71.39
 Condo                   168       12,946,717    5.53        8.386        671           77,064     87.84       72.94       75.50
 Manufactured Housing      5          352,122    0.15        7.349        596           70,424     75.90      100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  2,079     $234,083,996  100.00%       7.708%       652         $112,595     84.24%      70.94%      88.64%
====================================================================================================================================


                              Distribution by State

                                                  Pct. Of                                           Weighted
                                                  Pool By      Weighted     Weighted        Avg.    Avg. Orig.
                     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal   Combined   Pct. Full Pct. Owner
    State              Loans        Balance       Balance       Coupon        FICO        Balance       LTV     Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)   700         $78,785,477    33.66%        7.699%       653        $112,551     83.60%     73.63%    90.13%
 New York                147          35,063,249    14.98         7.002        661         238,526     81.00      62.12     88.66
 California (Northern)   178          26,858,043    11.47         7.518        666         150,888     80.25      64.30     81.02
 Florida                 144          18,794,136     8.03         7.517        635         130,515     84.21      82.13     87.41
 Illinois                156           9,757,155     4.17         8.612        645          62,546     88.57      72.33     89.87
 New Jersey               38           7,730,073     3.30         7.648        650         203,423     84.49      62.54     91.15
 Hawaii                   32           6,168,897     2.64         7.441        655         192,778     85.15      77.26     82.26
 Washington               46           5,177,213     2.21         7.667        640         112,548     86.68      76.17     92.69
 Colorado                 57           4,852,557     2.07         8.153        660          85,133     88.11      58.12     95.85
 Massachusetts            28           4,713,717     2.01         7.178        683         168,347     78.72      54.44     91.28
 Maryland                 40           4,652,290     1.99         7.724        650         116,307     89.68      87.13     93.40
 Others                  513          31,531,190    13.47         8.590        635          61,464     90.30      74.61     89.47
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 2,079        $234,083,996   100.00%        7.708%       652        $112,595     84.24%     70.94%    88.64%
====================================================================================================================================


                            Distribution by Zip Codes

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Zip Codes       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92508             4         $1,255,186       0.54%         6.055%       680         $313,797      82.51%        100.00%    100.00%
 92882             5          1,094,772       0.47          7.173        646          218,954      86.89          92.25     100.00
 33156             2          1,052,689       0.45          6.410        602          526,344      74.76         100.00     100.00
 11419             3          1,014,463       0.43          7.594        667          338,154      85.93          30.13     100.00
 90810             5            973,325       0.42          6.568        668          194,665      83.64          62.31     100.00
 91326             2            939,593       0.40          5.887        683          469,796      79.47         100.00     100.00
 90650             4            939,072       0.40          6.327        668          234,768      83.54         100.00      53.98
 95476             3            862,078       0.37          8.495        606          287,359      84.62           0.00      57.83
 91367             2            844,606       0.36          6.414        733          422,303      86.19          53.14     100.00
 92551             8            817,813       0.35          7.680        638          102,227      88.23          74.77     100.00
 Others        2,041        224,290,398      95.82          7.747        652          109,892      84.27          70.84      88.50
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,079       $234,083,996     100.00%         7.708%       652          $112,595     84.24%         70.94%     88.64%
====================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Remaining       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Months           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0 - 180         611         $14,207,756     6.07%         9.813%         627          $23,253       90.40%        73.76%     92.75%
 181 - 240       613          33,893,947    14.48         10.988          643           55,292       97.86         48.96      99.77
 241 - 360       855         185,982,293    79.45          6.949          655          217,523       81.29         74.73      86.29
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         2,079        $234,083,996   100.00%         7.708%         652          $112,595      84.24%        70.94%     88.64%
====================================================================================================================================


                        Distribution by Amortization Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
 Amortization     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
     Type           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate      2,077       $233,442,405      99.73%         7.709%       652          $112,394      84.22%     70.97%       88.61%
 Fixed Balloon       2            641,590       0.27          7.233        635           320,795      90.65      58.59       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           2,079       $234,083,996     100.00%         7.708%       652          $112,595      84.24%     70.94%       88.64%
====================================================================================================================================

                   The Group I Adjustable Rate Mortgage Loans

        Scheduled Principal Balance:                       $356,977,682
        Number of Mortgage Loans:                                 1,977
        Average Scheduled Principal Balance:               $    180,565
        Weighted Average Gross Coupon:                            7.040%
        Weighted Average Original FICO Score:                       631
        Weighted Average Original Combined LTV Ratio:             85.40%
        Weighted Average Stated Remaining Term (months):            357
        Weighted Average Seasoning (months):                          3
        Weighted Average Months to Roll:                             22
        Weighted Average Gross Margin:                             6.89%
        Weighted Average Initial Rate Cap:                         3.00%
        Weighted Average Periodic Rate Cap:                        1.50%
        Weighted Average Gross Maximum Lifetime Rate:             14.04%


                    Distribution By Current Principal Balance

                                               Pct. Of                                              Weighted
                                               Pool By      Weighted       Weighted        Avg.     Avg. Orig.
    Current         Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined  Pct. Full  Pct. Owner
Principal Balance     Loans        Balance       Balance       Coupon        FICO        Balance        LTV    Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below          1             $49,937     0.01%       8.300%       542         $49,937      37.04%     100.00%     100.00%
 $50,001 -   $75,000     93           5,895,905     1.65        7.807        623          63,397      81.33       74.43       73.61
 $75,001 -  $100,000    192          16,944,834     4.75        7.573        621          88,254      82.96       78.71       75.69
 $100,001 - $125,000    218          24,687,611     6.92        7.427        624         113,246      85.10       77.83       83.12
 $125,001 - $150,000    232          31,806,602     8.91        7.389        622         137,097      84.99       76.36       87.73
 $150,001 - $200,000    531          92,623,843    25.95        6.988        628         174,433      85.20       71.47       90.13
 $200,001 - $250,000    339          75,757,671    21.22        6.887        631         223,474      85.29       68.75       91.82
 $250,001 - $300,000    237          65,037,858    18.22        6.831        640         274,421      86.31       68.28       94.64
 $300,001 - $350,000    114          36,219,090    10.15        6.892        636         317,711      86.42       67.50       86.80
 $350,001 & Above        20           7,954,332     2.23        7.175        667         397,717      87.85       54.51       90.48
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                1,977        $356,977,682   100.00%       7.040%       631        $180,565      85.40%      70.80%      89.32%
====================================================================================================================================


                          Distribution By Current Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
   Current        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Rate            Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.50- 4.99%      26          $5,398,183       1.51%         4.921%       699         $207,622      79.49%       100.00%    100.00%
 5.00- 5.49%      90          18,465,318       5.17          5.252        669          205,170      79.99         98.66     100.00
 5.50- 5.99%     233          48,037,543      13.46          5.734        658          206,170      80.51         80.62      98.22
 6.00- 6.49%     153          30,467,153       8.53          6.279        641          199,132      82.59         74.03      91.23
 6.50- 6.99%     339          66,307,106      18.57          6.794        629          195,596      85.58         75.03      84.43
 7.00- 7.49%     285          49,726,105      13.93          7.250        623          174,478      87.02         72.51      85.38
 7.50- 7.99%     477          80,889,464      22.66          7.771        623          169,580      88.67         62.83      87.59
 8.00- 8.49%     248          39,200,908      10.98          8.250        608          158,068      87.08         54.86      86.46
 8.50- 8.99%     110          16,234,936       4.55          8.568        609          147,590      87.76         49.83      90.70
 9.00- 9.49%      16           2,250,966       0.63          9.227        579          140,685      81.93         71.88      94.01
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977        $356,977,682     100.00%         7.040%       631         $180,565      85.40%        70.80%     89.32%
====================================================================================================================================

                          Distribution By Credit Score

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Credit          Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Score             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above      69          $14,180,767       3.97%         6.557%       760         $205,518      87.28%        54.10%     86.99%
 720-739          65           13,554,937       3.80          6.735        730          208,537      88.47         54.16      77.20
 700-719          81           15,462,165       4.33          6.824        710          190,891      90.56         57.17      84.86
 680-699         134           25,030,064       7.01          6.752        688          186,792      87.53         50.32      81.96
 660-679         174           33,564,745       9.40          6.633        669          192,901      86.78         56.78      88.51
 640-659         266           47,679,965      13.36          6.868        649          179,248      86.09         56.35      89.12
 620-639         334           58,632,728      16.42          6.946        629          175,547      85.46         70.93      88.58
 600-619         257           46,699,484      13.08          7.001        610          181,710      86.51         89.55      92.61
 580-599         234           40,952,668      11.47          7.192        590          175,011      83.92         90.78      91.45
 560-579         156           24,948,238       6.99          7.751        569          159,925      84.30         80.71      91.09
 540-559          95           16,320,980       4.57          7.752        551          171,800      81.57         82.58      95.98
 520-539          64           10,802,316       3.03          7.851        530          168,786      77.11         85.09      98.98
 500-519          47            8,974,007       2.51          7.746        510          190,936      75.34         75.91      94.87
 N/A               1              174,618       0.05          7.625        N/A          174,618      53.03        100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977         $356,977,682     100.00%         7.040%       631         $180,565      85.40%        70.80%     89.32%
====================================================================================================================================



                           Distribution By Lien Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
    Lien          Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Status           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Liens   1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
====================================================================================================================================



                      Distribution By Combined Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Combined        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Original LTV        Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       8            $576,128      0.16%        7.048%       606          $72,016     32.99%       91.00%      100.00%
 40.01 -  50.00%      8           1,075,281      0.30         7.490        557          134,410     46.13        18.06       100.00
 50.01 -  60.00%     20           3,057,918      0.86         7.546        579          152,896     56.01        58.14        78.89
 60.01 -  70.00%     54           9,730,026      2.73         7.013        587          180,186     66.54        53.65        80.08
 70.01 -  80.00%    855         153,803,698     43.08         6.591        631          179,887     79.35        67.62        93.82
 80.01 -  85.00%    127          22,873,220      6.41         7.185        602          180,104     84.57        75.39        89.67
 85.01 -  90.00%    584          99,992,602     28.01         7.296        625          171,220     89.87        84.76        76.34
 90.01 -  95.00%     96          20,924,130      5.86         7.247        632          217,960     94.72        87.52       100.00
 95.01 - 100.00%    225          44,944,679     12.59         7.799        674          199,754     99.95        46.09       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,977        $356,977,682    100.00%        7.040%       631         $180,565     85.40%       70.80%       89.32%
====================================================================================================================================


                          Distribution By Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Original LTV        Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       8            $576,128      0.16%        7.048%       606          $72,016     32.99%       91.00%      100.00%
 40.01 -  50.00%      8           1,075,281      0.30         7.490        557          134,410     46.13        18.06       100.00
 50.01 -  60.00%     20           3,057,918      0.86         7.546        579          152,896     56.01        58.14        78.89
 60.01 -  70.00%     54           9,730,026      2.73         7.013        587          180,186     66.54        53.65        80.08
 70.01 -  80.00%    855         153,803,698     43.08         6.591        631          179,887     79.35        67.62        93.82
 80.01 -  85.00%    127          22,873,220      6.41         7.185        602          180,104     84.57        75.39        89.67
 85.01 -  90.00%    584          99,992,602     28.01         7.296        625          171,220     89.87        84.76        76.34
 90.01 -  95.00%     96          20,924,130      5.86         7.247        632          217,960     94.72        87.52       100.00
 95.01 - 100.00%    225          44,944,679     12.59         7.799        674          199,754     99.95        46.09       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,977        $356,977,682    100.00%        7.040%       631         $180,565     85.40%       70.80%       89.32%
====================================================================================================================================

                          Distribution By Documentation

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Documentation      Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full            1,434        $252,748,815     70.80%       6.889%       622         $176,254      85.47%       100.00%      88.13%
 Stated            520          99,790,876     27.95        7.413        656          191,906      85.33            N/A      92.94
 Easy               23           4,437,991      1.24        7.268        609          192,956      83.27            N/A      75.86
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           1,977        $356,977,682    100.00%       7.040%       631         $180,565      85.40%        70.80%      89.32%
====================================================================================================================================



                          Distribution By Loan Purpose

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Loan Purpose       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase         1,153         $205,623,345     57.60%       6.940%       649          $178,338      86.43%       67.35%     87.68%
 Cashout Refi       765          139,926,572     39.20        7.180        606           182,911      83.91        74.62      91.45
 Rate/Term Refi      59           11,427,765      3.20        7.133        617           193,691      85.05        86.13      93.03
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,977         $356,977,682    100.00%       7.040%       631          $180,565      85.40%       70.80%     89.32%
====================================================================================================================================



                        Distribution By Occupancy Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Occupancy       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner          1,729        $318,870,294    89.32%        7.002%       629         $184,425       85.42%       69.86%      100.00%
 Non-Owner        219          33,872,277     9.49         7.394        651          154,668       85.41        80.84            N/A
 Second Home       29           4,235,111     1.19         7.104        640          146,038       84.09        61.60            N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,977        $356,977,682   100.00%        7.040%       631          $180,565      85.40%       70.80%       89.32%
====================================================================================================================================


                          Distribution By Property Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Property        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Type             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family  1,632        $291,100,812    81.55%        7.010%       627         $178,371      85.37%        72.65%       92.29%
 2-4 Family       183          39,755,535    11.14         7.268        649          217,243      85.94         63.69        69.60
 Condo            162          26,121,335     7.32         7.024        651          161,243      84.88         61.01        86.27
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,977        $356,977,682   100.00%        7.040%       631         $180,565      85.40%        70.80%       89.32%
====================================================================================================================================


                              Distribution By State

                                                 Pct. Of                                          Weighted
                                                 Pool By      Weighted     Weighted      Avg.     Avg. Orig.
                      Number Of   Principal     Principal    Avg. Gross   Avg. Orig.  Principal    Combined    Pct. Full  Pct. Owner
    State               Loans      Balance       Balance       Coupon        FICO      Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)   436      $93,082,297     26.08%       6.741%       638      $213,492      84.47%      65.59%     91.11%
 California (Northern)   200       42,741,526     11.97        6.632        634       213,708      82.01       74.50      88.92
 Florida                 207       27,371,847      7.67        7.373        614       132,231      85.19       79.02      82.72
 Illinois                155       27,135,279      7.60        7.454        637       175,066      90.14       69.01      88.75
 New York                 87       20,348,798      5.70        7.269        622       233,894      84.22       55.86      86.22
 New Jersey               81       15,332,021      4.29        7.453        606       189,284      82.63       65.09      87.08
 Colorado                 82       15,236,510      4.27        6.773        636       185,811      85.88       85.93      93.71
 Minnesota                65       11,380,350      3.19        7.484        631       175,082      88.85       66.43      79.62
 Nevada                   53        8,593,305      2.41        7.016        640       162,138      87.30       77.42      81.54
 Michigan                 65        8,543,515      2.39        7.615        626       131,439      88.96       73.76      90.80
 Massachusetts            37        8,129,942      2.28        7.012        632       219,728      86.16       61.92      97.22
 Others                  509       79,082,292     22.15        7.147        631       155,368      86.35       75.25      91.59
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 1,977     $356,977,682    100.00%       7.040%       631      $180,565      85.40%      70.80%     89.32%
====================================================================================================================================

                            Distribution By Zip Codes

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Zip Codes           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 92557             9           $1,781,019       0.50%         6.613%       625          $197,891      84.25%      71.12%     100.00%
 94605             5            1,404,350       0.39          7.029        626           280,870      82.77       70.54      100.00
 90650             6            1,359,059       0.38          6.933        629           226,510      87.83       49.13      100.00
 92562             5            1,314,981       0.37          5.784        631           262,996      80.13      100.00      100.00
 60639             5            1,272,114       0.36          7.388        634           254,423      88.14       63.16       62.46
 94806             5            1,223,943       0.34          6.720        605           244,789      80.10       40.05      100.00
 91744             5            1,198,991       0.34          7.036        627           239,798      88.32       66.53      100.00
 92026             4            1,156,727       0.32          6.259        648           289,182      80.00       24.74      100.00
 93551             5            1,148,148       0.32          7.496        607           229,630      89.34       58.87      100.00
 93312             5            1,127,260       0.32          6.686        622           225,452      83.32       70.83       85.76
 Others        1,923          343,991,090      96.36          7.050        631           178,883      85.44       71.12       89.11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977         $356,977,682     100.00%        7.040%        631          $180,565      85.40%      70.80%      89.32%
====================================================================================================================================


                  Distribution By Remaining Months to Maturity

                                               Pct. Of                                            Weighted
  Remaining                                    Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months to       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Maturity          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 241 - 360     1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
====================================================================================================================================


                        Distribution By Amortization Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Amortization    Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
     Type           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 ARM      1,863         $332,910,788      93.26%        7.074%       630          $178,696      85.41%      70.02%      89.19%
 3/27 ARM         71           15,139,342       4.24         6.395        666           213,230      82.81       70.75       88.47
 2/28 IO          40            8,250,602       2.31         6.889        632           206,265      89.06      100.00       97.15
 3/27 IO           3              676,950       0.19         6.668        661           225,650      93.94      100.00       78.73
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977         $356,977,682     100.00%        7.040%       631          $180,565      85.40%      70.80%      89.32%
====================================================================================================================================


                          Distribution By Periodic Cap

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Periodic        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Cap             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%         1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977        $356,977,682  100.00%       7.040%       631          $180,565     85.40%        70.80%       89.32%
====================================================================================================================================


                      Distribution By Months to Rate Reset

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months to       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Rate Reset        Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13-24         1,903        $341,161,390     95.57%         7.069%       630          $179,276      85.50%        70.75%     89.38%
 25-36            74          15,816,292      4.43          6.407        666           213,734      83.29         72.00      88.05
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,977        $356,977,682    100.00%         7.040%       631          $180,565      85.40%        70.80%     89.32%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
 Life Maximum     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
     Rate          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.99% & Below     349         $71,901,044    20.14%        5.550%       664         $206,020     80.30%       86.71%       98.81%
 13.00-13.49%       153          30,467,153     8.53         6.279        641          199,132     82.59        74.03        91.23
 13.50-13.99%       340          66,526,237    18.64         6.795        629          195,665     85.52        75.12        84.48
 14.00-14.49%       284          49,506,973    13.87         7.250        623          174,320     87.10        72.39        85.32
 14.50-14.99%       477          80,889,464    22.66         7.771        623          169,580     88.67        62.83        87.59
 15.00-15.49%       247          39,038,725    10.94         8.251        608          158,052     87.03        54.67        86.41
 15.50-15.99%       110          16,234,936     4.55         8.568        609          147,590     87.76        49.83        90.70
 16.00-16.99%        17           2,413,149     0.68         9.148        581          141,950     82.99        73.77        94.41
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,977        $356,977,682   100.00%        7.040%       631         $180,565     85.40%       70.80%       89.32%
====================================================================================================================================


                             Distribution By Margin

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Margin          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.99% & Below     36           $7,292,693      2.04%        4.942%       702          $202,575      80.08%      100.00%    100.00%
 6.00- 6.49%      112           23,708,129      6.64         5.352        674           211,680      79.95        88.95     100.00
 6.50- 6.99%    1,829          325,976,860     91.32         7.210        627           178,227      85.92        68.83      88.31
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,977         $356,977,682    100.00%        7.040%       631          $180,565      85.40%       70.80%     89.32%
====================================================================================================================================

                        Group I Fixed Rate Mortgage Loans

        Scheduled Principal Balance:                       $118,460,932
        Number of Mortgage Loans:                                   847
        Average Scheduled Principal Balance:               $    139,859
        Weighted Average Gross Coupon:                            7.550%
        Weighted Average Original FICO Score:                       646
        Weighted Average Original Combined LTV Ratio:             84.80%
        Weighted Average Stated Remaining Term (months):            339
        Weighted Average Seasoning (months):                          3


                    Distribution By Current Principal Balance

                                                 Pct. Of                                            Weighted
                                                 Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current            Number Of    Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined   Pct. Full Pct. Owner
Principal Balance      Loans       Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below        145       $3,377,959    2.85%       10.718%       650         $23,296      97.59%      67.83%      98.05%
 $50,001 -   $75,000     97        6,192,955     5.23        9.299        639          63,845      88.06       77.54       83.29
 $75,001 -  $100,000    104        9,081,973     7.67        8.767        636          87,327      86.85       76.32       81.77
 $100,001 - $125,000     77        8,721,773     7.36        7.626        639         113,270      82.24       88.45       70.27
 $125,001 - $150,000     54        7,422,684     6.27        7.408        640         137,457      83.18       71.87       86.73
 $150,001 - $200,000    147       25,374,703    21.42        7.462        635         172,617      84.59       70.78       83.54
 $200,001 - $250,000    116       26,095,686    22.03        7.022        647         224,963      85.67       69.59       90.52
 $250,001 - $300,000     67       18,369,430    15.51        6.929        664         274,171      81.84       71.64       86.69
 $300,001 - $350,000     25        7,911,043     6.68        7.088        647         316,442      83.36       59.97       75.72
 $350,001 & Above        15        5,912,726     4.99        7.362        672         394,182      85.00       45.88       72.03
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  847     $118,460,932   100.00%       7.550%       646        $139,859      84.80%      70.75%      83.96%
====================================================================================================================================



                          Distribution By Current Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current         Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Rate             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.50- 5.99%       61          $12,709,805    10.73%       5.876%      672         $208,357      75.51%       85.01%       91.29%
 6.00- 6.49%       54           11,424,019     9.64        6.217       687          211,556      80.32        85.31        83.04
 6.50- 6.99%       95           18,770,809    15.85        6.779       656          197,587      81.92        77.39        75.30
 7.00- 7.49%       98           18,477,918    15.60        7.239       645          188,550      83.56        66.29        88.70
 7.50- 7.99%      151           25,528,130    21.55        7.730       625          169,060      86.22        69.13        84.13
 8.00- 8.49%       58            9,040,784     7.63        8.221       626          155,876      88.05        49.40        78.46
 8.50- 8.99%       84           10,311,758     8.70        8.753       631          122,759      89.98        62.25        78.43
 9.00- 9.49%       24            2,107,618     1.78        9.234       631           87,817      91.46        63.23        89.09
 9.50- 9.99%       84            4,564,913     3.85        9.814       643           54,344      93.85        77.13        91.17
 10.00% & Above   138            5,525,177     4.66       11.127       645           40,038      97.91        56.07        93.16
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            847         $118,460,932   100.00%       7.550%      646         $139,859      84.80%       70.75%       83.96%
====================================================================================================================================

                          Distribution By Credit Score

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
    Credit        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Score           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above    47            $7,456,187        6.29%        6.823%        767         $158,642      82.64%        87.44%     66.83%
 720-739        34             5,228,463        4.41         7.152         730          153,778      88.17         79.05      68.42
 700-719        49             8,389,459        7.08         7.530         708          171,213      88.27         63.01      79.26
 680-699        75            11,837,960        9.99         7.318         689          157,839      87.28         58.77      79.75
 660-679        91            13,529,931       11.42         7.436         668          148,681      87.82         65.63      89.85
 640-659       128            18,010,459       15.20         7.613         649          140,707      87.31         64.04      81.42
 620-639       122            14,155,589       11.95         7.707         629          116,029      84.32         59.18      85.22
 600-619        97            12,648,062       10.68         7.622         609          130,392      83.21         74.30      88.77
 580-599        74            10,870,828        9.18         7.669         590          146,903      82.78         80.74      84.82
 560-579        83            10,303,260        8.70         7.768         570          124,136      79.62         89.37      96.24
 540-559        23             2,811,132        2.37         8.083         552          122,223      77.23         82.71      85.94
 520-539        17             2,261,858        1.91         8.629         531          133,050      77.96         73.89      96.64
 500-519         6               730,441        0.62         8.250         507          121,740      74.87         71.01     100.00
 N/A             1               227,304        0.19         6.300         N/A          227,304      87.69        100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         847          $118,460,932      100.00%        7.550%        646         $139,859      84.80%        70.75%     83.96%
====================================================================================================================================


                           Distribution By Lien Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
    Lien          Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Liens   627          $109,445,093      92.39%       7.307%        645          $174,554       83.60%      70.87%       82.70%
 Second Liens  220             9,015,840       7.61       10.494         660            40,981       99.37       69.31        99.27
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         847          $118,460,932     100.00%       7.550%        646          $139,859       84.80%      70.75%       83.96%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Combined        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Original LTV       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below        5            $523,772      0.44%        7.234%       658         $104,754      33.43%      48.53%      63.78%
 40.01 -  50.00%      12           1,545,605      1.30         6.910        629          128,800      45.98       57.44       84.00
 50.01 -  60.00%      24           3,992,928      3.37         6.862        636          166,372      54.69       32.28       52.29
 60.01 -  70.00%      47           9,211,006      7.78         6.846        634          195,979      65.78       59.80       89.21
 70.01 -  80.00%     188          31,641,460     26.71         7.078        639          168,306      78.54       69.20       79.89
 80.01 -  85.00%      64          10,815,430      9.13         7.180        639          168,991      84.21       79.59       77.85
 85.01 -  90.00%     159          26,746,983     22.58         7.437        643          168,220      89.69       84.88       74.31
 90.01 -  95.00%     108          10,562,221      8.92         7.638        649           97,798      94.54       86.58       99.66
 95.01 - 100.00%     240          23,421,527     19.77         8.892        669           97,590      99.89       57.72      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               847        $118,460,932    100.00%        7.550%       646         $139,859      84.80%      70.75%      83.96%
====================================================================================================================================



                          Distribution By Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Original        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    LTV             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       225        $9,539,612      8.05%       10.315%       660          $42,398      95.75%       68.17%      97.32%
 40.01 -  50.00%       12         1,545,605      1.30         6.910        629          128,800      45.98        57.44       84.00
 50.01 -  60.00%       24         3,992,928      3.37         6.862        636          166,372      54.69        32.28       52.29
 60.01 -  70.00%       47         9,211,006      7.78         6.846        634          195,979      65.78        59.80       89.21
 70.01 -  80.00%      188        31,641,460     26.71         7.078        639          168,306      78.54        69.20       79.89
 80.01 -  85.00%       62        10,784,427      9.10         7.167        639          173,942      84.21        79.53       77.95
 85.01 -  90.00%      153        26,677,123     22.52         7.427        643          174,360      89.69        84.87       74.29
 90.01 -  95.00%       53         9,851,158      8.32         7.438        651          185,871      94.51        87.23      100.00
 95.01 - 100.00%       83        15,217,612     12.85         8.030        672          183,345      99.89        52.01      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                847      $118,460,932    100.00%        7.550%       646         $139,859      84.80%       70.75%      83.96%
====================================================================================================================================

                          Distribution By Documentation

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Documentation     Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full            627         $83,811,043      70.75%         7.397%       644          $133,670     85.62%       100.00%      81.93%
 Stated          209          33,066,780      27.91          7.984        652           158,214     83.41            N/A      88.78
 Easy             11           1,583,109       1.34          6.572        634           143,919     70.63            N/A      90.54
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           847        $118,460,932     100.00%         7.550%       646          $139,859     84.80%        70.75%      83.96%
====================================================================================================================================


                          Distribution By Loan Purpose

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
   Loan           Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Purpose          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi       455         $73,506,646     62.05%       7.282%       633         $161,553      81.66%       70.89%       86.19%
 Purchase           351          37,834,534     31.94        8.182        670          107,791      91.98        66.89        80.00
 Rate/Term Refi      41           7,119,753      6.01        6.956        651          173,653      79.09        89.79        81.91
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL              847        $118,460,932    100.00%      7.550%        646         $139,859      84.80%       70.75%       83.96%
====================================================================================================================================



                        Distribution by Occupancy Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Occupancy       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner          722          $99,459,139      83.96%       7.563%       642          $137,755       85.82%       69.04%      100.00%
 Non-Owner      108           16,449,910      13.89        7.545        666           152,314       78.95        79.63          N/A
 Second Home     17            2,551,883       2.15        7.084        672           150,111       82.77        79.97          N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          847         $118,460,932     100.00%       7.550%       646          $139,859       84.80%       70.75%       83.96%
====================================================================================================================================


                          Distribution By Property Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Property        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Type             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family        692      $95,560,917     80.67%        7.501%       643         $138,094      84.73%        72.25%     88.89%
 2-4 Family            85       16,739,827     14.13         7.603        658          196,939      83.04         60.63      60.14
 Condo                 68        5,966,093      5.04         8.201        672           87,737      91.34         74.17      71.31
 Man. Housing           2          194,095      0.16         7.378        571           97,048      72.77        100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                847     $118,460,932    100.00%        7.550%       646         $139,859      84.80%        70.75%     83.96%
====================================================================================================================================



                              Distribution By State

                                                 Pct. Of                                          Weighted
                                                 Pool By     Weighted     Weighted       Avg.     Avg. Orig.
                     Number Of     Principal    Principal   Avg. Gross   Avg. Orig.   Principal    Combined    Pct. Full  Pct. Owner
    State              Loans        Balance      Balance      Coupon        FICO       Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)  237       $31,111,949    26.26%       7.451%       650        $131,274      84.55%      74.90%       83.70%
 New York                85        18,299,994    15.45        7.283        654         215,294      83.83       53.22        80.95
 Florida                102        13,249,241    11.18        7.712        629         129,895      85.93       79.00        87.64
 California (Northern)   70        11,746,299     9.92        7.274        652         167,804      75.81       62.09        74.67
 Illinois                54         5,432,544     4.59        7.878        647         100,603      85.82       78.71        83.15
 New Jersey              23         4,679,031     3.95        7.891        635         203,436      85.25       50.82        93.27
 Hawaii                  20         4,407,035     3.72        7.286        660         220,352      86.16       87.11        75.16
 Maryland                25         3,737,850     3.16        7.477        655         149,514      89.77       87.48        92.45
 Washington              18         2,582,188     2.18        7.568        639         143,455      87.88       84.23        90.12
 Virginia                17         1,968,104     1.66        7.568        660         115,771      87.82       83.40        75.74
 Minnesota               11         1,738,144     1.47        8.054        647         158,013      92.18       44.20       100.00
 Others                 185        19,508,553    16.47        7.866        638         105,452      87.75       75.15        87.23
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  847      $118,460,932   100.00%       7.550%       646        $139,859      84.80%      70.75%       83.96%
====================================================================================================================================

                            Distribution By Zip Codes

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Zip Codes         Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 90650                 4           $939,072       0.79%        6.327%        668       $234,768      83.54%      100.00%    53.98%
 11435                 2            747,223       0.63         8.150         673        373,611      95.33        46.67     53.33
 96761                 2            703,849       0.59         7.034         688        351,924      81.54       100.00     40.43
 92551                 4            664,890       0.56         6.813         647        166,223      85.60        72.97    100.00
 90262                 4            660,922       0.56         7.230         615        165,231      85.23       100.00     52.29
 96753                 2            632,716       0.53         6.855         747        316,358      87.58       100.00     65.33
 11434                 2            622,867       0.53         8.150         607        311,434      80.00       100.00      0.00
 11413                 2            572,541       0.48         7.029         682        286,270      89.96        49.60    100.00
 92675                 4            558,877       0.47         8.325         671        139,719      91.82        37.75    100.00
 92501                 3            537,473       0.45         7.084         667        179,158      87.98        25.52    100.00
 Others              818        111,820,504      94.39         7.567         645        136,700      84.69        70.46     85.12
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL               847       $118,460,932     100.00%        7.550%        646       $139,859      84.80%       70.75%    83.96%
====================================================================================================================================


                  Distribution By Remaining Months to Maturity

                                               Pct. Of                                            Weighted
  Remaining                                    Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months To       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Maturity          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0 - 180         123          $5,447,564        4.60%        8.334%        623          $44,289       85.31%      70.26%      95.21%
 181 - 240       137           8,685,919        7.33        10.004         662           63,401       97.70       69.71       99.08
 241 - 360       587         104,327,449       88.07         7.305         646          177,730       83.70       70.86       82.11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           847        $118,460,932      100.00%        7.550%        646         $139,859       84.80%      70.75%      83.96%
====================================================================================================================================


                        Distribution By Amortization Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
 Amortization     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Type            Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate        846       $118,195,226      99.78%         7.549%       646          $139,711      84.81%     70.91%      83.92%
 Fixed Balloon       1            265,706       0.22          8.200        570           265,706      80.00       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             847       $118,460,932     100.00%         7.550%       646          $139,859      84.80%     70.75%      83.96%
====================================================================================================================================

                   The Group II Adjustable Rate Mortgage Loans

        Scheduled Principal Balance:                       $186,518,097
        Number of Mortgage Loans:                                   719
        Average Scheduled Principal Balance:               $    259,413
        Weighted Average Gross Coupon:                            7.152%
        Weighted Average Original FICO Score:                       628
        Weighted Average Original Combined LTV Ratio:             82.96%
        Weighted Average Stated Remaining Term (months):            357
        Weighted Average Seasoning (months):                          3
        Weighted Average Months to Roll:                             22
        Weighted Average Gross Margin:                             6.88%
        Weighted Average Initial Rate Cap:                         3.00%
        Weighted Average Periodic Rate Cap:                        1.50%
        Weighted Average Gross Maximum Lifetime Rate:             14.15%


                    Distribution By Current Principal Balance

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current           Number Of   Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Principal Balance     Loans      Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below          4         $199,743      0.11%       9.448%       540         $49,936      47.08%      25.01%       75.00%
 $50,001 -   $75,000     62        3,964,855      2.13        9.319        586          63,949      81.45       68.17        69.17
 $75,001 -  $100,000     62        5,535,704      2.97        9.250        569          89,286      78.66       61.37        88.88
 $100,001 - $125,000     61        6,918,988      3.71        8.850        579         113,426      80.91       62.28        90.10
 $125,001 - $150,000     59        8,165,969      4.38        8.759        598         138,406      81.56       57.45        88.08
 $150,001 - $200,000     75       12,979,631      6.96        8.102        606         173,062      78.54       65.64        90.74
 $200,001 - $250,000     56       12,605,956      6.76        7.337        634         225,106      82.63       57.33        94.59
 $250,001 - $300,000     30        8,217,105      4.41        7.013        623         273,904      81.71       79.34        96.45
 $300,001 - $350,000     59       19,719,752     10.57        6.749        642         334,233      83.97       62.56        94.79
 $350,001 & Above       251      108,210,392     58.02        6.679        638         431,117      84.02       65.39        92.52
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                  719     $186,518,097    100.00%       7.152%       628        $259,413      82.96%      64.61%       92.04%
====================================================================================================================================


                          Distribution By Current Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current         Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Rate             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.50- 4.99%        9           $3,314,445     1.78%        4.837%       703         $368,272      81.29%     100.00%      100.00%
 5.00- 5.49%       37           12,256,671     6.57         5.311        671          331,261      81.24       96.51       100.00
 5.50- 5.99%      140           44,319,091    23.76         5.866        653          316,565      82.07       85.48        96.13
 6.00- 6.49%       53           18,874,587    10.12         6.162        653          356,124      81.55       61.48        91.33
 6.50- 6.99%       58           25,063,072    13.44         6.804        629          432,122      84.04       61.96        85.59
 7.00- 7.49%       25           10,663,622     5.72         7.228        618          426,545      88.02       50.62        92.64
 7.50- 7.99%       47           18,859,658    10.11         7.700        637          401,269      89.90       42.31        89.28
 8.00- 8.49%       11            4,282,293     2.30         8.219        605          389,299      83.70       27.21        90.83
 8.50- 8.99%      169           27,731,288    14.87         8.818        594          164,090      82.19       48.15        88.82
 9.00- 9.49%       70            8,793,601     4.71         9.217        587          125,623      83.78       57.68        90.10
 9.50- 9.99%       71            9,007,868     4.83         9.715        550          126,871      75.55       48.74        93.46
 10.00% & Above    29            3,351,900     1.80        10.572        529          115,583      70.48       89.42        96.30
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            719         $186,518,097   100.00%        7.152%       628         $259,413      82.96%      64.61%       92.04%
====================================================================================================================================

                          Distribution By Credit Score

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Credit Score       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above    29          $9,811,179       5.26%         6.365%       760         $338,317      84.52%        39.10%       91.79%
 720-739        16           5,304,797       2.84          6.255        729          331,550      83.74         54.15        73.18
 700-719        24           7,559,125       4.05          6.123        708          314,964      85.19         59.98        95.90
 680-699        43          12,190,594       6.54          6.556        689          283,502      86.96         54.18        89.06
 660-679        62          19,948,882      10.70          6.590        668          321,756      84.46         57.70        85.29
 640-659        68          20,915,489      11.21          6.740        649          307,581      86.21         66.35        92.89
 620-639       107          29,683,029      15.91          6.826        630          277,411      83.61         56.33        93.94
 600-619        76          22,422,601      12.02          6.783        609          295,034      83.33         82.70        92.74
 580-599        65          17,312,591       9.28          7.281        591          266,348      82.30         74.96        96.05
 560-579        73          15,727,008       8.43          8.070        568          215,438      82.71         85.67        94.33
 540-559        40           8,503,848       4.56          8.616        552          212,596      77.94         46.94        95.83
 520-539        55           8,055,261       4.32          9.381        530          146,459      72.92         59.10        90.26
 500-519        60           8,705,116       4.67          9.277        509          145,085      74.88         73.90        95.28
 N/A             1             378,574       0.20          6.350        N/A          378,574      80.00        100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719        $186,518,097     100.00%         7.152%       628         $259,413      82.96%        64.61%       92.04%
====================================================================================================================================


                           Distribution By Lien Status

                                             Pct. Of                                            Weighted
                                             Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Lien Status    Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First         719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
====================================================================================================================================


                      Distribution By Combined Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Combined        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV      Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below     2            $129,611       0.07%        8.873%       683          $64,805     31.83%       61.51%      100.00%
 40.01 - 50.00%     3             384,193       0.21         7.941        559          128,064     46.32       100.00       100.00
 50.01 - 60.00%    19           3,579,679       1.92         8.598        562          188,404     56.65        36.84        93.45
 60.01 - 70.00%    53           9,824,862       5.27         8.288        577          185,375     66.85        42.91        88.59
 70.01 - 80.00%   358          88,919,198      47.67         6.914        630          248,378     79.11        59.53        92.36
 80.01 - 85.00%    65          20,594,516      11.04         7.089        613          316,839     84.29        81.08        96.46
 85.01 - 90.00%   154          45,230,586      24.25         7.032        634          293,705     89.88        79.15        86.81
 90.01 - 95.00%    16           5,313,731       2.85         6.971        627          332,108     94.63       100.00       100.00
 95.01 - 100.00%   49          12,541,720       6.72         8.103        676          255,953     99.96        30.06       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            719        $186,518,097     100.00%        7.152%       628         $259,413     82.96%       64.61%       92.04%
====================================================================================================================================



                          Distribution By Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Original LTV      Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below     2           $129,611        0.07%        8.873%       683          $64,805     31.83%       61.51%      100.00%
 40.01 - 50.00%     3            384,193        0.21         7.941        559          128,065     46.32       100.00       100.00
 50.01 - 60.00%    19          3,579,679        1.92         8.598        562          188,404     56.65        36.84        93.45
 60.01 - 70.00%    53          9,824,862        5.27         8.288        577          185,375     66.85        42.91        88.59
 70.01 - 80.00%   358         88,919,198       47.67         6.914        630          248,378     79.11        59.53        92.36
 80.01 - 85.00%    65         20,594,516       11.04         7.089        613          316,839     84.29        81.08        96.46
 85.01 - 90.00%   154         45,230,586       24.25         7.032        634          293,705     89.88        79.15        86.81
 90.01 - 95.00%    16          5,313,731        2.85         6.971        627          332,108     94.63       100.00       100.00
 95.01 - 100.00%   49         12,541,720        6.72         8.104        676          255,953     99.96        30.06       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            719       $186,518,097      100.00%        7.152%       628         $259,413     82.96%       64.61%       92.04%
====================================================================================================================================

                          Distribution By Documentation

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Documentation     Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full            457          $120,513,921     64.61%        6.863%       621        $263,707      83.57%       100.00%      91.94%
 Stated          244            58,931,335     31.60         7.736        645         241,522      82.18            N/A      92.16
 Easy             18             7,072,841      3.79         7.204        602         392,936      78.98            N/A      92.65
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           719          $186,518,097    100.00%        7.152%       628        $259,413      82.96%        64.61%      92.04%
====================================================================================================================================


                          Distribution By Loan Purpose

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Loan Purpose       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase          379        $95,707,298      51.31%       6.986%       650         $252,526      84.83%       60.82%       92.48%
 Cashout Refi      321         85,110,611      45.63        7.352        605          265,142      81.13        68.62        91.11
 Rate/Term Refi     19          5,700,188       3.06        6.947        596          300,010      78.86        68.50        98.46
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             719       $186,518,097     100.00%       7.152%       628         $259,413      82.96%       64.61%       92.04%
====================================================================================================================================



                        Distribution By Occupancy Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Occupancy       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner          646          $171,670,164     92.04%        7.122%       626         $265,743       83.05%       64.55%     100.00%
 Non-Owner       61            12,014,409      6.44         7.635        642          196,958       81.80        66.78         N/A
 Second Home     12             2,833,523      1.52         6.921        659          236,127       82.67        59.45         N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          719          $186,518,097    100.00%        7.152%       628         $259,413       82.96%       64.61%      92.04%
====================================================================================================================================



                          Distribution By Property Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Property Type       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family         641       $169,180,542    90.70%       7.117%      628          $263,932     83.25%      66.20%       93.16%
 2-4 Family             31          8,947,808     4.80        7.210       629           288,639     78.50       45.27        81.54
 Condo                  46          8,332,190     4.47        7.788       620           181,135     81.89       53.00        80.44
 Manufactured Housing    1             57,557     0.03        8.990       509            57,557     75.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 719       $186,518,097   100.00%       7.152%      628          $259,413     82.96%      64.61%       92.04%
====================================================================================================================================



                              Distribution By State

                                                  Pct. Of                                            Weighted
                                                  Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined  Pct. Full Pct. Owner
    State              Loans        Balance       Balance       Coupon        FICO        Balance        LTV    Loan Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)   175        $56,531,460    30.31%       6.736%       641        $323,037      83.54%      63.76%      92.52%
 California (Northern)   143         49,126,783    26.34        6.516        642         343,544      82.17       67.29       93.18
 Florida                  72         10,883,431     5.84        8.265        591         151,159      81.19       59.98       85.39
 New York                 31         10,451,613     5.60        7.342        623         337,149      81.75       55.97       88.52
 Illinois                 45          9,818,982     5.26        7.847        615         218,200      83.44       70.76       93.59
 New Jersey               35          7,640,997     4.10        8.469        586         218,314      79.90       48.55       90.08
 Massachusetts            17          6,773,181     3.63        7.110        626         398,422      84.08       75.39      100.00
 Washington               14          3,488,987     1.87        6.827        645         249,213      82.65       54.56      100.00
 Michigan                 28          3,148,068     1.69        8.510        597         112,431      81.16       54.58       89.32
 Maryland                 13          2,742,293     1.47        7.744        592         210,946      83.33       74.14       98.03
 Colorado                 10          2,722,147     1.46        6.930        636         272,215      86.79       75.70      100.00
 Others                  136         23,190,154    12.43        8.009        611         170,516      84.85       67.09       88.37
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                   719       $186,518,097   100.00%       7.152%       628        $259,413      82.96%      64.61%      92.04%
====================================================================================================================================

                            Distribution By Zip Codes

                                             Pct. Of                                            Weighted
                                             Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
Zip Codes         Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 94015           5           $2,000,186       1.07%         7.438%       630         $400,037      79.20%        23.19%       76.81%
 95111           4            1,827,494       0.98          6.875        626          456,874      82.61         35.24       100.00
 94531           4            1,581,491       0.85          6.973        617          395,373      82.66         48.64       100.00
 95476           3            1,190,026       0.64          7.592        661          396,675      83.80         37.98        62.02
 94566           3            1,158,806       0.62          5.660        663          386,269      80.56         23.47       100.00
 93546           2            1,038,778       0.56          7.091        600          519,389      82.41        100.00       100.00
 92882           3            1,017,202       0.55          6.126        621          339,067      81.49         66.62       100.00
 92626           2              936,734       0.50          8.014        583          468,367      81.68         63.96       100.00
 94509           3              910,630       0.49          6.995        630          303,543      83.31         58.01       100.00
 95758           2              901,246       0.48          6.182        644          450,623      90.00        100.00        54.24
 Others        688          173,955,504      93.26          7.168        628          252,842      83.00         65.63        92.23
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719         $186,518,097     100.00%         7.152%       628         $259,413      82.96%        64.61%       92.04%
====================================================================================================================================


                  Distribution By Remaining Months to Maturity

                                               Pct. Of                                            Weighted
  Remaining                                    Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months To       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Maturity         Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 241 - 360     719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
====================================================================================================================================


                        Distribution By Amortization Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Amortization    Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
     Type           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2/28 ARM          658       $165,272,683     88.61%        7.270%       625         $251,174      83.03%        62.21%       91.66%
 2/28 IO            25          9,791,094      5.25         6.375        633          391,644      83.37         91.81       100.00
 3/27 ARM           29          8,603,222      4.61         6.256        670          296,663      81.33         73.86        87.71
 3/27 IO             7          2,851,097      1.53         5.673        666          407,300      82.11         82.46       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             719       $186,518,097    100.00%        7.152%       628         $259,413      82.96%        64.61%       92.04%
====================================================================================================================================



                          Distribution By Periodic Cap

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Periodic        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Cap             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.50%         719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719          $186,518,097  100.00%       7.152%       628          $259,413     82.96%        64.61%       92.04%
====================================================================================================================================



                      Distribution By Months to Rate Reset

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months To       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Rate Reset        Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13-24         683          $175,063,777      93.86%        7.220%       625          $256,316      83.05%        63.87%     92.12%
 25-36          36            11,454,319       6.14         6.111        669           318,176      81.53         76.00      90.77
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         719          $186,518,097     100.00%        7.152%       628          $259,413      82.96%        64.61%     92.04%
====================================================================================================================================

                        Distribution By Life Maximum Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Life Maximum    Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
     Rate           Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.99% & Below   186          $59,890,207     32.11%       5.695%       659         $321,990      81.86%      88.54%       97.13%
 13.00-13.49%      53           18,874,587     10.12        6.162        653          356,124      81.55       61.48        91.33
 13.50-13.99%      58           25,063,072     13.44        6.804        629          432,122      84.04       61.96        85.59
 14.00-14.49%      25           10,663,622      5.72        7.228        618          426,545      88.02       50.62        92.64
 14.50-14.99%      47           18,859,658     10.11        7.700        637          401,269      89.90       42.31        89.28
 15.00-15.49%      11            4,282,293      2.30        8.219        605          389,299      83.70       27.21        90.83
 15.50-15.99%     169           27,731,288     14.87        8.818        594          164,090      82.19       48.15        88.82
 16.00-16.99%     141           17,801,469      9.54        9.469        568          126,252      79.62       53.16        91.80
 17.00% & Above    29            3,351,900      1.80       10.572        529          115,583      70.48       89.42        96.30
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            719         $186,518,097    100.00%       7.152%       628         $259,413      82.96%      64.61%       92.04%
====================================================================================================================================


                             Distribution By Margin

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Margin          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.99% & Below   10           $3,777,327       2.03%        4.857%       707          $377,733      81.13%       100.00%     100.00%
 6.00- 6.49%     45           15,729,806       8.43         5.367        670           349,551      81.69         91.67      100.00
 6.50- 6.99%    664          167,010,964      89.54         7.372        622           251,523      83.12         61.26       91.11
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          719         $186,518,097     100.00%        7.152%       628          $259,413      82.96%        64.61%      92.04%
====================================================================================================================================

                       Group II Fixed Rate Mortgage Loans

        Scheduled Principal Balance:                       $115,623,063
        Number of Mortgage Loans:                                 1,232
        Average Scheduled Principal Balance:               $     93,850
        Weighted Average Gross Coupon:                            7.869%
        Weighted Average Original FICO Score:                       658
        Weighted Average Original Combined LTV Ratio:             83.66%
        Weighted Average Stated Remaining Term (months):            315
        Weighted Average Seasoning (months):                          3


                    Distribution By Current Principal Balance

                                                 Pct. Of                                            Weighted
                                                 Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current           Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined  Pct. Full  Pct. Owner
Principal Balance     Loans        Balance       Balance       Coupon        FICO        Balance        LTV    Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         746     $16,593,525     14.35%      11.757%       623         $22,243      98.61%      58.87%       95.36%
 $50,001 -   $75,000     152       9,388,777      8.12       11.493        638          61,768      98.97       31.33        99.38
 $75,001 -  $100,000      59       5,048,957      4.37       11.281        643          85,576      98.19       39.67        98.09
 $100,001 - $125,000       7         808,679      0.70        7.952        672         115,526      85.88       87.06        84.76
 $125,001 - $150,000      15       2,108,971      1.82        6.642        670         140,598      69.16       80.72        93.37
 $150,001 - $200,000      46       8,164,537      7.06        6.311        677         177,490      74.12       80.50        91.26
 $200,001 - $250,000      42       9,432,589      8.16        6.251        683         224,585      76.85       83.16        88.15
 $250,001 - $300,000      39      10,759,183      9.31        6.202        677         275,876      76.16       77.21        92.39
 $300,001 - $350,000      26       8,643,649      7.48        6.331        682         332,448      80.36       80.34        84.52
 $350,001 & Above        100      44,674,197     38.64        6.661        657         446,742      79.52       79.38        94.57
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 1,232    $115,623,063    100.00%       7.869%       658         $93,850      83.66%      71.13%       93.43%
====================================================================================================================================



                          Distribution By Current Rate

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Current         Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Rate             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00- 5.49%          1           $189,342      0.16%        5.250%       780         $189,342      51.35%     100.00%      100.00%
 5.50- 5.99%         86         24,710,170     21.37         5.768        694          287,328      71.48       87.22        97.80
 6.00- 6.49%         52         17,491,950     15.13         6.202        671          336,384      79.62       91.83        89.06
 6.50- 6.99%        115         31,388,402     27.15         6.758        661          272,943      79.44       72.47        88.52
 7.00- 7.49%         11          4,755,299      4.11         7.251        639          432,300      88.00      100.00       100.00
 7.50- 7.99%         10          4,009,615      3.47         7.748        589          400,962      83.62       39.62       100.00
 8.00- 8.49%          1            363,535      0.31         8.250        598          363,535      80.00        0.00         0.00
 8.50- 8.99%          3          1,168,627      1.01         8.587        635          389,542      88.77       69.82       100.00
 9.00- 9.49%          2            529,911      0.46         9.317        563          264,955      87.64       76.35        23.65
 9.50- 9.99%          1            459,550      0.40         9.550        682          459,550     100.00        0.00       100.00
 10.00% & Above     950         30,556,662     26.43        11.711        631           32,165      99.22       46.25        97.48
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,232       $115,623,063    100.00%        7.869%       658          $93,850      83.66%      71.13%       93.43%
====================================================================================================================================

                          Distribution By Credit Score

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Credit Score     Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above      65         $13,751,429     11.89%        6.399%       765          $211,560      74.76%        82.73%       88.66%
 720-739          40           6,124,951      5.30         6.587        731           153,124      78.08         74.49        96.39
 700-719          35           4,434,007      3.83         6.790        710           126,686      80.13         65.32        80.42
 680-699          74          13,245,258     11.46         6.924        689           178,990      83.66         72.29        92.85
 660-679          89          12,694,967     10.98         7.340        668           142,640      81.68         50.77        89.03
 640-659         173          15,239,024     13.18         8.242        649            88,087      85.31         63.82        99.58
 620-639         271          17,851,232     15.44         9.315        630            65,872      90.44         49.02        91.01
 600-619         169          15,371,112     13.29         7.842        609            90,953      82.85         91.75        99.40
 580-599         207          11,057,658      9.56         9.651        590            53,419      91.49         89.57        96.04
 560-579          84           3,291,471      2.85         8.400        569            39,184      81.40         84.11        99.76
 540-559          21           1,540,811      1.33         7.929        552            73,372      82.57         76.99        73.74
 520-539           3             952,425      0.82         7.047        529           317,475      67.86        100.00       100.00
 N/A               1              68,719      0.06        12.050        N/A            68,719     100.00          0.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,232        $115,623,063    100.00%        7.869%       658           $93,850      83.66%        71.13%       93.43%
====================================================================================================================================


                           Distribution By Lien Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Lien Statue        Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 First Liens     282         $85,066,402    73.57%         6.489%       667          $301,654       78.07%        80.07%     91.97%
 Second Liens    950          30,556,662    26.43         11.711        631            32,165       99.22         46.25      97.48
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,232        $115,623,063   100.00%         7.869%       658           $93,850       83.66%        71.13%     93.43%
====================================================================================================================================



                      Distribution By Combined Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Combined        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Original LTV       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below       3          $635,220        0.55%        6.282%       705         $211,740     36.44%      100.00%      100.00%
 40.01 - 50.00%       9         2,499,775        2.16         6.198        704          277,753     46.50        74.26        85.23
 50.01 - 60.00%      17         4,233,193        3.66         6.018        694          249,011     54.89        90.83        87.16
 60.01 - 70.00%      48        13,362,859       11.56         6.157        670          278,393     66.25        76.85        95.31
 70.01 - 80.00%     105        31,107,295       26.90         6.438        656          296,260     77.77        74.30        89.20
 80.01 - 85.00%      35         9,379,064        8.11         6.617        669          267,973     84.33        72.90        96.83
 85.01 - 90.00%      97        18,633,699       16.12         6.826        669          192,100     89.53        90.75        90.38
 90.01 - 95.00%     318         7,305,750        6.32         9.181        645           22,974     94.82        91.77        92.07
 95.01 - 100.00%    600        28,466,207       24.62        11.454        634           47,444     99.94        42.43        99.90
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,232      $115,623,063      100.00%        7.869%       658          $93,850     83.66%       71.13%       93.43%
====================================================================================================================================



                          Distribution By Original LTV

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Original LTV       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 40.00% & Below     953         $31,191,882    26.98%       11.601%       632          $32,730     97.94%       47.35%       97.53%
 40.01 - 50.00%       9           2,499,775     2.16         6.198        704          277,753     46.50        74.26        85.23
 50.01 - 60.00%      17           4,233,193     3.66         6.018        694          249,011     54.89        90.83        87.16
 60.01 - 70.00%      47          13,355,312    11.55         6.154        670          284,156     66.25        76.84        95.30
 70.01 - 80.00%     103          31,089,302    26.89         6.435        656          301,838     77.77        74.32        89.25
 80.01 - 85.00%      26           9,261,339     8.01         6.551        669          356,205     84.33        72.64        97.53
 85.01 - 90.00%      59          18,163,349    15.71         6.696        671          307,853     89.52        91.00        90.54
 90.01 - 95.00%      13           4,157,821     3.60         7.106        661          319,832     94.72        94.75       100.00
 95.01 - 100.00%      5           1,671,091     1.45         7.778        681          334,218     99.38        72.50       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            1,232        $115,623,063   100.00%        7.869%       658          $93,850     83.66%       71.13%       93.43%
====================================================================================================================================

                          Distribution By Documentation

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Documentation      Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full              825          $82,247,718     71.13%        7.273%       656         $99,694       81.85%       100.00%    93.09%
 Stated            385           31,804,754     27.51         9.458        659          82,610       88.87          N/A      95.76
 Easy               22            1,570,591      1.36         6.928        687          71,391       72.69          N/A      63.66
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           1,232         $115,623,063    100.00%        7.869%       658         $93,850       83.66%        71.13%    93.43%
====================================================================================================================================



                          Distribution By Loan Purpose

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
 Loan Purpose       Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi        365       $60,427,447    52.26%         6.836%       655          $165,555      78.69%       76.72%     94.06%
 Purchase            836        48,568,807     42.01         9.364        657            58,097      91.71        61.33      91.76
 Rate/Term Refi       31         6,626,808      5.73         6.340        687           213,768      69.95        92.12      99.88
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             1,232      $115,623,063    100.00%        7.869%       658           $93,850      83.66%       71.13%     93.43%
====================================================================================================================================



                        Distribution By Occupancy Status

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Occupancy       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Status          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner          1,120        $108,025,156       93.43%        7.906%       656         $96,451       84.04%       70.88%     100.00%
 Non-Owner        101           5,785,378        5.00         7.374        683          57,281       78.47        73.22         N/A
 Second Home       11           1,812,529        1.57         7.282        663         164,775       77.77        79.63         N/A
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL          1,232        $115,623,063      100.00%        7.869%       658         $93,850       83.66%       71.13%      93.43%
====================================================================================================================================


                          Distribution By Property Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Property        Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
   Type             Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family         1,017       $96,979,612   83.88%       7.838%      652          $95,359      83.57%      72.51%       95.12%
 2-4 Family              112        11,504,802    9.95        7.730       696          102,721      83.75       58.64        87.77
 Condo                   100         6,980,623    6.04        8.544       671           69,806      84.85       71.89        79.07
 Manufactured Housing      3           158,027    0.14        7.313       628           52,676      79.75      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 1,232      $115,623,063  100.00%       7.869%      658          $93,850      83.66%      71.13%       93.43%
====================================================================================================================================



                              Distribution By State

                                                  Pct. Of                                            Weighted
                                                  Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                     Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined  Pct. Full Pct. Owner
    State              Loans        Balance       Balance       Coupon        FICO        Balance        LTV    Loan Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 California (Southern)  463       $47,673,528     41.23%        7.862%       655        $102,967      82.98%      72.79%     94.33%
 New York                62        16,763,255     14.50         6.696        668         270,375      77.90       71.83      97.08
 California (Northern)  108        15,111,744     13.07         7.708        677         139,924      83.70       66.02      85.96
 Florida                 42         5,544,895      4.80         7.051        649         132,021      80.09       89.61      86.85
 Illinois               102         4,324,611      3.74         9.535        643          42,398      92.04       64.31      98.32
 Colorado                46         3,503,766      3.03         8.342        655          76,169      86.92       53.48      99.50
 New Jersey              15         3,051,041      2.64         7.274        672         203,403      83.32       80.52      87.90
 Massachusetts           20         2,976,859      2.57         7.354        699         148,843      80.28       57.72      91.38
 Washington              28         2,595,025      2.24         7.764        641          92,679      85.49       68.15      95.25
 Hawaii                  12         1,761,862      1.52         7.831        642         146,822      82.63       52.62     100.00
 Arizona                 54         1,743,723      1.51        10.714        634          32,291      91.40       58.23      97.52
 Others                 280        10,572,755      9.14         9.468        633          37,760      92.67       75.82      93.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                1,232      $115,623,063    100.00%        7.869%       658         $93,850      83.66%      71.13%     93.43%
====================================================================================================================================

                            Distribution By Zip Codes

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
                  Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Zip Codes         Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 33156             2         $1,052,689       0.91%         6.410%       602         $526,344      74.76%        100.00%    100.00%
 92508             3            959,048       0.83          6.118        655          319,683      82.15         100.00     100.00
 91326             2            939,593       0.81          5.887        683          469,796      79.47         100.00     100.00
 92882             3            932,395       0.81          6.448        641          310,798      84.60         100.00     100.00
 95476             3            862,078       0.75          8.495        606          287,359      84.62           0.00      57.83
 91367             2            844,606       0.73          6.414        733          422,303      86.19          53.14     100.00
 11419             2            765,178       0.66          8.032        653          382,589      84.83          39.94     100.00
 11530             1            748,705       0.65          6.750        601          748,705      75.38         100.00     100.00
 91605             5            723,096       0.63          7.614        666          144,619      91.81          85.31     100.00
 92677             2            700,480       0.61          6.250        639          350,240      69.86         100.00      72.67
 Others        1,207        107,095,194      92.62          7.955        658           88,728      83.85          70.54      93.42
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,232       $115,623,063     100.00%         7.869%       658          $93,850      83.66%         71.13%     93.43%
====================================================================================================================================



                  Distribution By Remaining Months to Maturity

                                               Pct. Of                                            Weighted
  Remaining                                    Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Months To       Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
  Maturity          Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0 - 180         488          $8,760,192      7.58%         10.734%        629          $17,951      93.57%        75.94%     91.22%
 181 - 240       476          25,208,028     21.80          11.328         637           52,958      97.92         41.81     100.00
 241 - 360       268          81,654,843     70.62           6.495         667          304,682      78.20         79.67      91.64
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         1,232        $115,623,063    100.00%          7.869%        658          $93,850      83.66%        71.13%     93.43%
====================================================================================================================================


                        Distribution By Amortization Type

                                               Pct. Of                                            Weighted
                                               Pool By      Weighted     Weighted        Avg.     Avg. Orig.
  Amortization    Number Of     Principal     Principal    Avg. Gross   Avg. Orig.    Principal    Combined    Pct. Full  Pct. Owner
    Type            Loans        Balance       Balance       Coupon        FICO        Balance        LTV      Loan Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Fixed Rate        1,231        $115,247,179       99.67%     7.874%       658          $93,621      83.61%        71.04%     93.41%
 Fixed Balloon         1             375,884        0.33      6.550        681          375,884      98.18        100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             1,232        $115,623,063      100.00%     7.869%       658          $93,850      83.66%        71.13%     93.43%
====================================================================================================================================